THIRD QUARTER REPORT

JUNE 30, 2010

oakmark.com

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2010 Third Quarter Report

Presidents' Letter	1

Summary Information	2

Commentary on Oakmark and Oakmark Select Funds	4

Oakmark Fund

Letter from the Portfolio Managers	6

Schedule of Investments	8

Oakmark Select Fund

Letter from the Portfolio Managers	12

Schedule of Investments	13

Oakmark Equity and Income Fund

Letter from the Portfolio Managers	15

Schedule of Investments	19

Oakmark Global Fund

Letter from the Portfolio Managers	26

Global Diversification Chart	29

Schedule of Investments	30

Oakmark Global Select Fund

Letter from the Portfolio Managers	34

Global Diversification Chart	36

Schedule of Investments	37

Commentary on Oakmark International and International Small Cap Funds	40

Oakmark International Fund

Letter from the Portfolio Managers	41

Global Diversification Chart	43

Schedule of Investments	44

Oakmark International Small Cap Fund

Letter from the Portfolio Manager	50

Global Diversification Chart	52

Schedule of Investments	53

Oakmark Glossary	62

Trustees and Officers	63

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

IMPORTANT MESSAGE ABOUT
OAKMARK QUARTERLY REPORT MAILINGS

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Presidents' Letter

Dear Fellow Shareholders,

World stock markets fell sharply in the second quarter. Fears about the European sovereign debt crisis and signs of a slowdown in the pace of the economic recovery helped push most of the major world stock indexes down by more than 10%. Although the value of each of The Oakmark Funds fell in the quarter, the decline for almost all of the Funds was less than that of the broader market indexes.

Misdirected Focus

The great debate over the current economic expansion continues to rage—and heavily influence investors' choices about their exposure to equities. On one side, many investors suggest that the economic recovery will soon stall and that we face a "double dip" recession. They argue that, consequently, stocks should be avoided. They believe that the European debt crisis, slowing retail sales growth, stubbornly high mortgage delinquencies, and sharply lower growth in China all will create drags on the world economy. Furthermore, they argue, as the scale of fiscal stimulus programs fades, economies will suffer. On the other side of the debate are investors who believe that the world economy will continue to grow uninterrupted. They cite continued strength in the recovery of manufacturing activity and corporate profits, rising auto industry production and airline traffic, strong corporate balance sheets, improving debt and equity issuance and record low interest rates. Some of these same observers also question how a phase-out of massive wealth transfer programs and high deficit spending is bad for the economy, but..... that debate is probably a subject for a future shareholder letter.

Our analysis of the economic data and the businesses in which we have invested causes us to side with those who expect continued growth—although we wouldn't be surprised to see a slower pace of growth in the second half of 2010. While economic expansions often slow in their second years, we believe that the forces behind this economic recovery are too strong to be completely reversed.

Although the economy has been at center stage for most investors, we think that those investors who make their investment decisions based on the near-term trajectory of the economy are misdirected. The ultimate timing and pace of the economic recovery are necessary inputs into our investment models, but our discipline and experience suggest to us that in the long run stock valuation trumps these issues when it comes to investment success. We entered 2010 believing the stocks that we own were attractively valued. As the year has progressed, earnings and our estimates of the intrinsic value of the companies we invest in have continued to grow solidly, while stock prices have fallen—leaving us even more positive about the outlook for our investments. Furthermore, the market's preoccupation with short-term economic performance has generated renewed market volatility. This volatility has created stock price dislocations that have enabled us to purchase what we believe are high quality businesses that sell at a fraction of their value and are run by shareholder-oriented managers.

Many investors decreased their equity holdings in the 2008-2009 stock market decline, taking to the sidelines to avoid the market's volatility. These instincts led investors to sell at a time when valuations were most attractive and miss "catching" the subsequent market rebound. Recent events seem to have renewed investors' temptation to reduce their market exposure. In sharp contrast, however, we encourage investors to embrace the recent volatility and take advantage of lower prices as an opportunity to add to equity positions, especially when equities are as attractively valued as we believe they are today.

Playing To Our Strengths

As a final note, in mid-May Kristi Rowsell succeeded me as President of Harris Associates L.P., The Oakmark Funds' investment adviser. In addition, I plan to step down as President, CEO and Trustee of The Oakmark Funds in late July, and the Funds' Board will consider Kristi's nomination as President of the Funds at that time.

Kristi is not new to the Funds or Harris, as she has served for 11 years as the firm's Chief Financial Officer and for 15 years as CFO of The Oakmark Funds. She brings high integrity, great skills and a wealth of knowledge and experience to the position. I am personally pleased to have Kristi assuming this role, as it allows me to shift my focus and devote 100% of my energies to what I enjoy most—generating investment ideas for The Oakmark Funds and Harris's other clients. We believe that these changes reflect the depth of talent here at Harris Associates and are positive for Oakmark shareholders.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.

John R. Raitt
President and CEO of The Oakmark Funds

Kristi Rowsell
President of Harris Associates L.P.

June 30, 2010

THE OAKMARK FUNDS

Summary Information

Performance for Period Ended June 30, 2010[1]	Oakmark Fund—Class I (OAKMX)	Oakmark Select Fund—Class I (OAKLX)	Oakmark Equity and Income Fund—Class I (OAKBX)	Oakmark Global Fund—Class I (OAKGX)
3 Months*	-11.08%	-9.41%	-8.00%	-12.69%
1 Year	22.71%	24.65%	11.30%	16.80%
Average Annual Total Return for:
3 Year	-5.76%	-8.63%	0.29%	-8.18%
5 Year	1.12%	-0.80%	5.00%	3.57%
10 Year	5.81%	6.20%	8.94%	10.52%
Since inception	11.82% (8/5/91)	11.53% (11/1/96)	10.71% (11/1/95)	9.99% (8/4/99)
Top Five Equity Holdings as of June 30, 2010[2] Company and % of Total Net Assets	Intel Corp. 2.3% Comcast Corp. 2.2% Tyco Electronics, Ltd. 2.1% Capital One Financial Corp. 2.1% Bristol-Myers Squibb Co. 2.0%	Discovery Communications Inc. Class C 11.3% Tyco Electronics, Ltd. 4.7% Bristol-Myers Squibb Co. 4.6% Liberty Media Holding Corp. - Interactive, Class A 4.6% Medtronic, Inc. 4.5%	Cenovus Energy, Inc. 3.1% Covidien Plc. 3.0% Nestle SA 2.7% General Dynamics Corp. 2.7% Hospira, Inc. 2.6%	Snap-on Inc. 4.5% Laboratory Corp. of America Holdings 4.3% Oracle Corp. 3.9% Daiwa Securities Group Inc. 3.9% Square Enix Holdings Co., Ltd. 3.6%
Sector Allocation as of June 30, 2010 Sector and % of Market Value	Consumer Discretionary 30.4% Information Technology 26.0% Financials 13.1% Health Care 12.6% Industrials 7.9% Consumer Staples 7.2% Energy 2.8%	Consumer Discretionary 38.0% Information Technology 25.9% Financials 12.9% Health Care 9.6% Energy 9.0% Utilities 4.6%	U.S. Government
Securities 31.3%
Consumer Staples 13.6%
Industrials 13.2%
Health Care 12.2%
Energy 8.5%
Consumer
Discretionary 6.7%
Information
Technology 5.4%
Foreign Government
Securities 5.0%
Materials 2.2%
			Financials 1.9%	Information Technology 27.4% Industrials 18.6% Consumer Discretionary 17.2% Financials 14.0% Health Care 11.7% Consumer Staples 7.3% Energy 1.9% Materials 1.9%

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Period Ended June 30, 2010[1]	Oakmark Global Select Fund—Class I (OAKWX)	Oakmark International Fund—Class I (OAKIX)	Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	-13.17%	-10.73%	-9.34%
1 Year	17.14%	22.06%	27.00%
Average Annual Total Return for:
3 Year	-5.38%	-7.21%	-9.79%
5 Year	N/A	4.77%	4.88%
10 Year	N/A	6.83%	10.06%
Since inception	0.58% (10/2/06)	9.96% (9/30/92)	10.01% (11/1/95)
Top Five Equity Holdings as of June 30, 2010[2] Company and % of Total Net Assets	Toyota Motor Corp. 6.5% ROHM Company, Ltd. 5.3% Adecco SA 5.3% SAP AG 5.2% Daiwa Securities Group Inc. 5.2%	Credit Suisse Group 3.3% Daiwa Securities Group Inc. 3.3% ROHM Company, Ltd. 2.9% Toyota Motor Corp. 2.9% Allianz SE 2.9%	Julius Baer Group, Ltd. 3.5% Square Enix Holdings Co., Ltd. 3.3% Titan Cement Co. 3.2% Interpump Group SpA 3.0% MLP AG 3.0%
Sector Allocation as of June 30, 2010 Sector and % of Market Value	Consumer Discretionary 31.0% Information Technology 28.3% Financials 19.5% Industrials 5.5% Consumer Staples 5.4% Energy 5.2% Health Care 5.1%	Consumer Discretionary 27.8% Financials 22.5% Industrials 16.7% Consumer Staples 14.0% Information Technology 10.5% Health Care 5.1% Materials 3.4%	Industrials 32.7% Consumer Discretionary 18.2% Information Technology 17.6% Financials 11.9% Consumer Staples 9.8% Materials 6.5% Health Care 3.3%

As of 9/30/09, the expense ratio for Class I shares was 1.23% for Oakmark Fund, 1.19% for Oakmark Select Fund, 0.85% for Oakmark Equity and Income Fund, 1.23% for Oakmark Global Fund, 1.43% for Oakmark Global Select Fund, 1.17% for Oakmark International Fund and 1.54% for Oakmark International Small Cap Fund.

THE OAKMARK FUNDS

OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

How much would you bid for a $20 bill in an auction where the under bidder also has to pay?

This is an old game that some business school professors have played with their students. Your instincts suggest it is worth bidding as long as the bid is below $20. The reality is that as long as two or more bidders are competing, it will always be in the under bidder's interest to slightly raise the stakes, because if outbid, the cost will be almost as high as the winner's bid, yet the winner is the only one who gets the $20. The auction almost always ends with the winner paying more than $20, but suffering a much smaller loss than the next highest bidder suffers. The lesson is that sometimes the terms of an auction are so bad that one incurs an expected loss just by participating.

I was reminded of that game when I came across a new Internet commerce auction model. Display ads on some of the financial websites I follow loudly proclaimed that iPads were being auctioned off at a fraction of their retail price and also announced that this new site was an "eBay killer." As a value guy who frequents eBay and had just paid full retail price for an iPad, I was naturally intrigued. More importantly, since we own shares of both Apple and eBay, this quickly became a high priority research project. If Apple was discounting price, then our belief in the sustainability of its industry leading margins would need to be reconsidered. Likewise, if a new auction site was displacing eBay, then we'd need to revisit whether or not its Marketplace business really benefited from a network effect that would give it a sustainable competitive advantage.

I soon confirmed that the ads were true. This auction site had actually sold an iPad for $123.74, or 75% below its $499 retail price. But before selling our Apple stock or returning my iPad, I had to dig into the auction details. The auction starts out at $0.00, and bidders can only increase the price by 1¢ on each bid. The catch, much like in the professor's $20 bill auction, is that the losers also pay. The right to submit each bid costs 60¢. No doubt it is worth 60¢ to get the right to buy a hot product like an iPad at a huge discount. If you were the lucky bidder who bid $123.74 as your only bid, your cost would be $123.74 plus 60¢, an incredible deal at $124.34 for an iPad. But consider that in the process of getting to $123.74, the number of losing bids that were placed was 12,373. At 60¢ a pop, the losers paid $7,424 and got nothing in return. The auction site's CEO is quoted on its website saying, "Where eBay users can usually save 5-15% off retail through their online auctions, we save our users an amazing 75-80% on average!" Based on that statement, the $123.74 iPad is one of their typical 75% off transactions. By my calculation, the total spent by all participants in that auction was $7,548.14, which was fifteen times the retail price. Great business model for the seller, but for the buyer the odds are far worse than in the lottery.

So, the important research conclusions from that project are:

•  Apple shareholders need not worry that Apple's hot products are being auctioned off at deep discounts to retail prices.

•  eBay's auction model should not be threatened by penny auctions, a business model I would call a scam.

•  P.T. Barnum was right.*

As an addendum to this story, I accepted the challenge from one of my coworkers who said that there was no way I could beat this system. By using extreme caution in placing my bids and using up far too much of my free time, I managed to turn a $95.57 investment into $90 of Amazon gift certificates, and a tool set that I didn't need, which allegedly retailed for $40. With those numbers we decided to call the bet a draw, but it is certain that the time spent was wasted, and neither one of us will ever again participate in any of these auction scams. Proprietary fundamental research can certainly take one to unexpected places!

Stock Market Thoughts

The S&P 5003 fell 11% in the quarter, despite the continuing recovery in corporate earnings. The S&P now stands at about 11 times next year's $93 consensus estimate of net income from operations, and it yields 2.2%. At the Morningstar conference last month, I kept telling skeptical attendees that I was bullish because it is so rare to be able to buy the S&P at three-quarters of its long-term average P/E4 and with a yield that is more than a five-year government bond. Their responses were always the same, "But what if the pessimists are right, and we enter a long period of no real growth in GDP?"

I don't for a minute concede that we are condemned to that future, but for kicks let's run the math. If annual inflation is 1.5% and real growth is zero, then corporate sales and profits probably average that same 1.5% growth rate.

OAKMARK AND OAKMARK SELECT FUNDS

In a no-real growth mode, companies won't need to spend much more than depreciation, which leaves them with an after-dividend free cash flow yield of about 6%. With corporate balance sheets already cash heavy, let's assume excess cash is simply used to reduce shares outstanding.

Where does that put us in five years? Corporate earnings would be up 8%, common shares outstanding would be down 27%, and EPS5 would be 47% higher. If the P/E rose to its long-term average of 15 times, the S&P would just about double in five years and would have provided more dividend income over that time than the interest income from a five-year Treasury. That's not too shabby for an economic backdrop that I believe is much too pessimistic. Of course, things could always get worse, but with stock prices appearing so depressed, the bears need to come up with more imagination than that.

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

June 30, 2010

* "There's a sucker born every minute."

OAKMARK AND OAKMARK SELECT FUNDS

OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/10) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX3 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	-11.08%	22.71%	1.12%	5.81%	11.82%
S&P 500	-11.43%	14.43%	-0.79%	-1.59%	7.51%
Dow Jones Average[6]	-9.36%	18.94%	1.66%	1.68%	8.96%
Lipper Large Cap Value Index[7]	-12.17%	13.04%	-1.29%	0.31%	7.20%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.23%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund and the S&P 500 both declined by 11% last quarter. For the first six months of the calendar year, the Fund's 6% loss is slightly less than the 7% loss for the S&P. We believe that the intrinsic value of most companies has grown in 2010 due to recovering earnings and improving balance sheets. The combination of lower prices and higher values increases our optimism about future equity returns. During the past quarter, our holdings that suffered the largest losses were retailers, with declines of over 25% in eBay, Walgreens and Liberty Interactive (QVC). Retail sales showed a growth rate that had slowed from the first quarter, and investors reacted as if that slowing would become permanent. We are not that negative on the sales outlook, and believe that each of the aforementioned companies has important competitive advantages relative to their peer group. Liberty Capital and Apple again performed well, increasing in value by 15% and 7%, respectively. Liberty benefitted from a restructuring that better highlighted its asset value. Apple continued its new product streak with highly successful launches of the iPad and the new iPhone. American Express also increased in value, and we sold the remainder of our shares. We added new positions in Baxter and MasterCard.

Baxter International (BAX – $41)

Baxter is a leading healthcare company with strong positions in drug delivery, bio-science and dialysis. Baxter stock traded at $60 back in 2002 when the company earned $1.92 per share, for a P/E4 multiple of over 30 times. After some product disappointments and a management change, the stock declined, but it again reached $60 in 2007 when earnings per share had increased to $2.79, for a P/E of just over 20 times. This year Baxter is expected to earn about $4.00 per share, making the current P/E ratio just over 10 times. So from 2002 to 2010, earnings have more than doubled, yet the stock has declined by nearly one-third. Recently, investors have been disappointed due to competition and excess supply in Baxter's plasma markets. We are pleased with management's response and expect the plasma market to soon grow its way into balance. We would highlight that the plasma division represents just 20% of the overall business. At the current valuation we appear to be paying nothing for it. Selling at a discount P/E and a premium yield (3%), Baxter's stock appears to be a great value.

MasterCard (MA – $199)

MasterCard is a global leader in electronic payments. The company benefits from the secular shift from paper to electronic forms of payments, a dynamic that offers a long runway for growth. MasterCard's long-standing relationships with merchants and banks across the globe give it a crucial competitive advantage that we believe will allow it to capture increased payment volumes despite new regulations and innovations. MasterCard's revenues

OAKMARK FUND

have nearly doubled in the past five years, earnings are up over 500%, and the company appears well-positioned to continue posting growth that is well above average. For those reasons, MasterCard stock became an investor favorite, reaching a high of $320 in 2008 with a P/E ratio of over 35 times. Despite achieving a 24% increase in EPS5 in the tough 2009 economy, the stock declined sharply. It now trades at only about 12 times consensus 2011 earnings, barely higher than the multiple for the S&P 500. We believe this is an attractive opportunity to purchase a great business at an average price.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

June 30, 2010

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—June 30, 2010 (Unaudited)

Name	Shares Held	Value
Common Stocks—92.8%
Advertising—1.4%
Omnicom Group, Inc.	1,316,254	$45,147,512
Aerospace & Defense—1.9%
The Boeing Co.	975,000	61,181,250
Air Freight & Logistics—0.8%
FedEx Corp.	390,000	27,342,900
Asset Management & Custody Banks—3.6%
Bank of New York Mellon Corp.	2,489,630	61,468,965
State Street Corp.	1,660,000	56,141,200
		117,610,165
Broadcasting—1.4%
Discovery Communications, Inc., Class C (a)	1,500,140	46,399,330
Cable & Satellite—4.1%
Comcast Corp., Class A	4,320,000	70,977,600
DIRECTV, Class A (a)	1,799,155	61,027,338
		132,004,938
Catalog Retail—1.7%
Liberty Media Corp. - Interactive, Class A (a)	5,305,000	55,702,500
Communications Equipment—1.6%
Cisco Systems, Inc. (a)	2,450,000	52,209,500
Computer & Electronics Retail—1.9%
Best Buy Co., Inc.	1,860,000	62,979,600
Computer Hardware—5.2%
Apple, Inc. (a)	240,000	60,367,200
Hewlett-Packard Co.	1,370,000	59,293,600
Dell, Inc. (a)	4,020,000	48,481,200
		168,142,000
Consumer Finance—2.1%
Capital One Financial Corp.	1,694,800	68,300,440
Data Processing & Outsourced Services—3.9%
Automatic Data Processing, Inc.	1,275,000	51,331,500
Western Union Co.	2,690,000	40,107,900
MasterCard, Inc., Class A	170,000	33,920,100
		125,359,500

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—92.8% (cont.)
Department Stores—0.9%
Kohl's Corp. (a)	611,900	$29,065,250
Distillers & Vintners—1.7%
Diageo PLC (b)	896,000	56,215,040
Diversified Banks—1.7%
Wells Fargo & Co.	2,200,000	56,320,000
Drug Retail—1.6%
Walgreen Co.	1,965,000	52,465,500
Electronic Manufacturing Services—2.1%
Tyco Electronics, Ltd. (c)	2,729,500	69,274,710
Health Care Equipment—4.5%
Medtronic, Inc.	1,800,000	65,286,000
Covidien PLC (c)	1,240,000	49,823,200
Baxter International, Inc.	750,000	30,480,000
		145,589,200
Home Improvement Retail—1.8%
The Home Depot, Inc.	2,131,500	59,831,205
Housewares & Specialties—1.6%
Fortune Brands, Inc.	1,320,000	51,717,600
Hypermarkets & Super Centers—1.9%
Wal-Mart Stores, Inc.	1,270,000	61,048,900
Industrial Conglomerates—3.2%
Tyco International, Ltd. (c)	1,760,000	62,004,800
3M Co.	540,000	42,654,600
		104,659,400
Industrial Machinery—1.4%
Illinois Tool Works, Inc.	1,075,000	44,376,000
Integrated Oil & Gas—1.5%
Cenovus Energy, Inc. (c)	1,930,000	49,774,700
Internet Software & Services—1.7%
eBay, Inc. (a)	2,740,000	53,731,400

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—92.8% (cont.)
Motorcycle Manufacturers—1.4%
Harley-Davidson, Inc.	2,012,000	$44,726,760
Movies & Entertainment—6.9%
Viacom, Inc., Class B	1,939,745	60,849,800
Time Warner, Inc.	1,942,566	56,159,583
The Walt Disney Co.	1,750,000	55,125,000
Liberty Media Holding Corp. - Capital, Class A (a)	1,220,836	51,165,237
		223,299,620
Oil & Gas Exploration & Production—1.1%
EnCana Corp. (c)	1,140,000	34,587,600
Other Diversified Financial Services—3.2%
JPMorgan Chase & Co.	1,430,000	52,352,300
Bank of America Corp.	3,471,000	49,878,270
		102,230,570
Packaged Foods & Meats—1.5%
H.J. Heinz Co.	1,100,000	47,542,000
Pharmaceuticals—7.2%
Bristol-Myers Squibb Co.	2,650,000	66,091,000
Johnson & Johnson	980,000	57,878,800
Merck & Co., Inc.	1,571,535	54,956,579
GlaxoSmithKline PLC (b)	1,565,000	53,225,650
		232,152,029
Property & Casualty Insurance—1.5%
Allstate Corp.	1,700,000	48,841,000
Restaurants—3.6%
Yum! Brands, Inc.	1,484,000	57,935,360
McDonald's Corp.	869,000	57,241,030
		115,176,390
Semiconductor Equipment—1.9%
Applied Materials, Inc.	5,050,000	60,701,000
Semiconductors—4.3%
Intel Corp.	3,850,000	74,882,500
Texas Instruments, Inc.	2,750,000	64,020,000
		138,902,500
Specialized Consumer Services—1.5%
H&R Block, Inc.	3,128,600	49,087,734

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—92.8% (cont.)
Systems Software—3.5%
Oracle Corp.	2,850,000	$61,161,000
Microsoft Corp.	2,250,000	51,772,500
		112,933,500
Total Common Stocks (Cost: $2,284,972,649)		$3,006,629,243
Short Term Investment—6.0%
Repurchase Agreement—6.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 6/30/2010 due 7/1/2010, repurchase price $192,837,527, collateralized by a Fannie Mae Discount Note, with a rate of 0.000%, with a maturity of 5/2/2011, and with a market value plus accrued interest of $33,045,613, and by a Federal Home Loan Bank Bond, with a rate of 0.540%, with a maturity of 5/24/2011, and with a market value plus accrued interest of $163,651,351 (Cost: $192,837,527)	$192,837,527	192,837,527
Total Short Term Investment (Cost: $192,837,527)		$192,837,527
Total Investments (Cost: $2,477,810,176)—98.8%		3,199,466,770
Other Assets In Excess of Liabilities—1.2%		39,418,695
Total Net Assets—100%		$3,238,885,465

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  Represents a foreign domiciled corporation.

OAKMARK FUND

OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (6/30/10) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX3 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	-9.41%	24.65%	-0.80%	6.20%	11.53%
S&P 500	-11.43%	14.43%	-0.79%	-1.59%	4.65%
Lipper Multi-Cap Value Index[8]	-11.95%	14.68%	-2.08%	2.49%	4.94%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.19%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund declined 9% last quarter compared to an 11% loss for the S&P 500. For the calendar year-to-date, the Fund is down 4% compared to the S&P 500, which is down 7%. Our best performing stock in the quarter was Yum! Brands, which increased by 6%. That gain, coupled with losses in most stocks, resulted in us selling our Yum! position to provide capital for opportunities we judged to be more undervalued. Over the eight years we owned Yum!, its restaurants performed well, and its stock did even better. This stock performance has been driven by the recognition that Yum! is a good business run by an exceptional management team. Recently, the stock's premium valuation expanded further as investors focused on the company's strong business prospects in China. Even though we believe that this increase is warranted, we no longer believe that Yum! is undervalued enough to deserve a spot in our concentrated portfolio. The quarter's worst performers were a group of retailers—Liberty Interactive (QVC), eBay and Best Buy. Traders reacted negatively to second quarter retail sales that didn't grow at as high of a rate as they did in the first quarter. We took advantage of the declines and added to all three positions.

One of our better relative performers for the quarter was our newly purchased Calpine Corporation. Calpine is an independent power producer with arguably the most environmentally friendly plants in the industry. The weak economy and low natural gas prices combined to sharply reduce Calpine's cash flow from operations, which caused the stock to decline to about half of its replacement construction cost. Calpine's plants would perform best in a recovering economy that has moderately higher natural gas prices, more environmental restrictions, and somewhat more inflation. Looking ahead a few years, we believe all of those conditions are likely to occur. CEO Jack Fusco has previously successfully managed independent power companies and then sold them when valuations approached replacement cost. A quote from a recent brokerage report on Calpine might help explain why our long-term time horizon brought us to a different conclusion from the consensus: "Our calculated net-asset-value (CNAV) is $50. We determine our CNAV based on a full discounted cash flow model.....Our target price is $13 and set at a discount to the CNAV due to current economic weakness and lower demand forecasts as well as lower expected natural gas prices." With a gap that large, and with this management, we are excited to have Oakmark Select invested in these assets.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

June 30, 2010

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OAKMARK SELECT FUND

Schedule of Investments—June 30, 2010 (Unaudited)

Name	Shares Held	Value
Common Stocks—94.4%
Broadcasting—11.3%
Discovery Communications, Inc., Class C (a)	8,309,500	$257,012,835
Cable & Satellite—8.0%
Comcast Corp., Class A	5,950,000	97,758,500
DIRECTV, Class A (a)	2,497,949	84,730,430
		182,488,930
Catalog Retail—4.6%
Liberty Media Corp. - Interactive, Class A (a)	10,000,000	105,000,000
Computer & Electronics Retail—4.3%
Best Buy Co., Inc.	2,900,000	98,194,000
Computer Hardware—3.8%
Dell, Inc. (a)	7,113,000	85,782,780
Consumer Finance—4.3%
Capital One Financial Corp.	2,410,600	97,147,180
Data Processing & Outsourced Services—3.4%
Western Union Co.	5,165,400	77,016,114
Electronic Manufacturing Services—4.7%
Tyco Electronics, Ltd. (b)	4,267,838	108,317,729
Health Care Equipment—4.4%
Medtronic, Inc.	2,800,000	101,556,000
Independent Power Producers & Energy Traders—4.4%
Calpine Corp. (a)	7,854,600	99,910,512
Integrated Oil & Gas—4.4%
Cenovus Energy, Inc. (b)	3,924,800	101,220,592
Internet Software & Services—4.2%
eBay, Inc. (a)	4,900,000	96,089,000
Movies & Entertainment—3.7%
Time Warner, Inc.	2,960,666	85,592,854
Oil & Gas Exploration & Production—4.1%
Newfield Exploration Co. (a)	1,900,000	92,834,000

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OAKMARK SELECT FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—94.4% (cont.)
Other Diversified Financial Services—7.9%
JPMorgan Chase & Co.	2,494,000	$91,305,340
Bank of America Corp.	6,195,100	89,023,587
		180,328,927
Pharmaceuticals—4.6%
Bristol-Myers Squibb Co.	4,210,200	105,002,388
Semiconductors—8.3%
Intel Corp.	5,047,000	98,164,150
Texas Instruments, Inc.	3,975,000	92,538,000
		190,702,150
Specialized Consumer Services—4.0%
H&R Block, Inc.	5,769,600	90,525,024
Total Common Stocks (Cost: $1,837,222,566)		$2,154,721,015
Short Term Investment—5.6%
Repurchase Agreement—5.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 6/30/2010 due 7/1/2010, repurchase price $126,196,705, collateralized by a Federal Home Loan Bank Bond, with a rate of 0.540%, with a maturity of 5/24/2011, and with a market value plus accrued interest of $15,689,304, and by a Federal National Mortgage Association Bond, with a rate of 2.000%, with a maturity of 12/16/2013, and with a market value plus accrued interest of $113,036,119 (Cost: $126,196,705)	$126,196,705	126,196,705
Total Short Term Investment (Cost: $126,196,705)		$126,196,705
Total Investments (Cost: $1,963,419,271)—100.0%		2,280,917,720
Other Assets In Excess of Liabilities—0.0%		1,066,821
Total Net Assets—100%		$2,281,984,541

(a)  Non income-producing security.

(b)  Represents a foreign domiciled corporation.

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/10) AS COMPARED TO THE LIPPER BALANCED FUND INDEX9 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	-8.00%	11.30%	5.00%	8.94%	10.71%
Lipper Balanced Fund Index	-6.26%	13.33%	1.98%	2.34%	5.82%
S&P 500[3]	-11.43%	14.43%	-0.79%	-1.59%	5.82%
Barclays Capital U.S. Govt./Credit[10]	3.88%	9.65%	5.26%	6.48%	6.24%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 0.85%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

"Why shouldn't things be largely absurd, futile, and transitory? They are so, and we are so, and they and we go very well together."

George Santayana

The Oakmark Equity and Income Fund returned -8% in the quarter ended June 30, 2010, which contrasts to the -6% reported by Lipper for its Balanced Fund Index. For the 2010 calendar year, the Fund has returned -4%, and the Lipper Balanced Fund Index returned -3%. The Equity and Income Fund also had a ten-year annualized return of 9% versus 2% for the Lipper Balanced Fund Index over the same time period. We are disappointed with these returns for the first half of the year, although we recognize that they are partly the result of our decision not to lengthen the maturity and duration of our fixed income portfolio. We felt that doing so would require undertaking too much credit and interest rate risk for too little potential benefit. We also did not recognize early enough that political risk in the United States was taking on a different dimension than in the past.

In this environment it is difficult to achieve our goal of preserving capital while concurrently achieving a real rate of return above inflation. In the past quarter, we faced the reality that the government has done everything in its power to keep rates low and force investors out of cash into riskier and more volatile investments, such as equities and long bonds. Because we are concerned that the underpinnings in those asset classes have the potential to now more easily become detached from their fundamentals, we decided to maintain our equities in a range around 60%. The balance of the Fund is invested in a combination of higher quality fixed income limited duration instruments and cash equivalents with a goal of continuing to dampen volatility. In past letters we discussed our concerns about the conflicting signals of deflation and inflation in our economy. We increasingly believe that over the next three to five years deflation will occur, especially because of the stimulus program's failure to generate real job growth. We believe that another primary cause of deflation is likely to be the housing market. The financial press and politicians have argued that the supply of homes now represents roughly 8 months of sales. Unfortunately, this ignores the convenient fact that foreclosures have dropped. This drop is not the result of homeowners paying their mortgages more consistently, but is instead the result of lenders slackening the rate of foreclosures. In February 2008, of the homes that had not made any payments for six months, only 15.4% were not in foreclosure. Now, according to Morgan Stanley's report "The House of Pain," 31.9% of such loans were not in foreclosure as of June 27, 2010. Morgan Stanley's Oliver Chang estimates that when one takes into effect "shadow" inventory, the total supply of unsold homes is around twenty-six months. This

OAKMARK EQUITY AND INCOME FUND

astounding figure is in spite of the government's programs to provide credit for conforming mortgages, to offer a tax credit for new home purchase and to directly purchase mortgage-backed securities, in addition to other programs that either pay people to stay in their homes or pay them to sell their homes. Next, of course, the government intends to provide payments to servicers to reduce principal debt. As always, the attempts to mitigate short-term pain (especially before the mid-term elections) will likely extend the length of time needed for the market's action to clear the inventory of unsold homes. Secondly, borrowers will, in our opinion, ultimately be encouraged to default on their mortgages and thus live rent-free through a short sale or deed instead of going through the foreclosure process. Finally, we believe an increase in short sales will cause more distressed sales. Those interested in exploring these issues further should look to Oliver Chang's piece for Morgan Stanley, "Housing Market Insights: The Long Road Home" from May 12, 2010.

Two quarters ago we discussed how concerns about increased supply of U.S. Treasury securities in the marketplace had caused a rise in rates in the long end of the U.S. Treasury curve. Now the Treasury curve is flattening without offering any reward for longer duration or maturity. Given a historic mean average yield for the ten year U.S. Treasury in excess of six per cent, the current yield of that issue around three per cent suggests a disconnect. The driving factor is investors' perception that the U.S. Treasury security is a safe haven investment from a credit risk perspective, and thus the lesser of a multitude of evils in a world of sovereign debt concerns.

The duration of the fixed income portfolio is now at 2.2 years. The passage of time has shortened it as much as any other factor has. While the shorter duration has dampened portfolio volatility, it has also limited the portfolio's price appreciation beyond what one might expect in a market with a flattening yield curve. That said, we do not find merit in longer term U.S. Treasuries at this juncture, so we will continue with our strategy of keeping duration and maturities short to mitigate portfolio volatility, even though we believe, at least for the next few years, that deflation is increasingly a more likely scenario.

The strongest contributor to performance during the quarter was Concho Resources. It is an on-shore producer of oil with a proven management team as well as a growing and politically-secure reserve position in the continental United States. Another strong performer was Hospira due to the continued benefits from its restructuring. Investors also recognize that Hospira should benefit when the FDA passes new rules for dealing with generic biologics, which Hospira produces successfully in the EU. Another strong performer was Tractor Supply, a specialty retailer that has successfully competed in rural areas where the major competitor is often a farm supply cooperative. A final positive contributor to performance was Mentor Graphics, a technology company that we have owned for some years because we continued to believe its business value was not reflected in its price, especially after a failed attempt by a competitor at purchasing it a few years ago. It has now attracted interest from activist investor Carl Icahn, causing our estimate of the value-market price gap to narrow. The worst performer for the quarter was Transocean. The blowout of the BP well in the Gulf of Mexico and the subsequent inability to stem the flow of crude oil from that well hurt the company's share price, without materially impacting its business value in our view. Initially we believed that absent proof of gross negligence on Transocean's part, contractual and regulatory precedent would prevail and Transocean's insurance would cover its liability and property damage costs. This outcome would require all parties to act rationally, especially in regards to their fiduciary, legal, and moral obligations. Instead, the specter of criminal prosecution has been raised to "encourage" admissions of civil liability. Ex post facto laws have also been discussed. Recently the Financial Times of London indicated that there was distressingly little difference between the actions of the Russian government in forcing BP to surrender a substantial interest in a successful joint venture and the actions of the U.S. government in conveniently ignoring its own role in this environmental disaster in the Gulf. While the underlying business value of Transocean still looked attractive, the wide-ranging "tail" risk attached to a variety of potential legal and regulatory outcomes made us decide to exit this investment. We note in passing, however, that in the Exxon Valdez incident, the management and board of directors satisfied their obligations, but they also protected their shareholder interests to the fullest extent allowable under the law. Two other negative performers in the quarter were General Dynamics and L3 Communications, both defense companies. While fundamental performance remains strong, investors are increasingly acting as if the monies allocated in the defense budget for the next several years will be zeroed out immediately, due to the U.S. government's pressing need to raise funds. The final major detractor in the quarter from performance was Covidien, primarily due to health care concerns at a time when the consequences of new federal health care legislation have yet to be seen.

Portfolio activity in this quarter was somewhat above average. Alliant TechSystems was eliminated due to concerns about the potential loss of a substantial amount of its business due to the restructuring of the U.S. space program. Transocean was eliminated, as previously discussed. Wal-Mart was eliminated due to a rethinking on our part about its management's positioning and strategy in the current environment. XTO Energy was eliminated due to its acquisition by Exxon Mobil and our desire to take cash rather than shares. We sold H&R Block primarily to take advantage of other equity opportunities. We also had some concerns about the rising use of software by individuals in return preparation, disintermediating traditional return preparers.

New positions were added in Applied Materials, ITT Industries, Microsoft, Patterson UTI, PharMerica and Sara Lee. Applied Materials has a commanding global position in the production of manufacturing equipment for semiconductors as well as a growing position in the production of solar energy panels. ITT Industries returned to the portfolio because we were intrigued by its lower valuation and the company's ongoing restructuring, as well as its increased emphasis on its global water businesses. Microsoft needs no introduction as a software company,

OAKMARK EQUITY AND INCOME FUND

but it finally reached a price that we found compelling. Patterson UTI is a highly regarded, underleveraged oil and gas land driller, selling at an attractive price. PharMerica is a small-cap version of Omnicare, presenting an attractive valuation in an industry that is consolidating. Finally, Sara Lee is a well-known consumer brands company whose major restructuring is almost complete, which seems to be accelerating the company's ability to return excess capital to shareholders. This, along with its valuation, makes the stock very attractive.

Energy and Disruptive Technologies

Those of you who have paid attention to our discussions concerning our energy investments over the years might remember that at one point we strongly favored domestic producers of natural gas, given what we saw as a favorable supply-demand dynamic with natural gas—the favored carbon fuel of the environmentally conscious. At the time we thought that a business that could develop and produce natural gas for under $4 per mmbtu and then could sell it at prices in excess of $7 per mmbtu was a good business. It was even better in those periods when a substantial amount of yearly production could and would be hedged for sale at prices in the range of $8 - $10 per mmbtu. In recent months, the dynamics of the natural gas marketplace have changed and we have reduced our exposure to gas considerably. Moreover, our other energy investments, primarily in Concho Resources, Cenovus, and Apache, have taken on a more oily mix. Because of these changes, we felt that a discussion of disruptive technology was in order. Our thanks to Nathan Weiss of TIS GROUP of North Oaks, MN for his extensive review and discussion of disruptive technologies impacting commodities and energy in a recent report.

Commodity prices are of course primarily affected by supply and demand issues. Commodities that are in short supply might have higher prices due to the increased costs of meeting environmental and safety standards, the continued deterioration in the size and grade of resource deposits, and the difficulty of accessing these deposits. Often, new technology can mitigate these upward price trends. For example, seismic imaging can help locate petroleum and mining deposits. Farmers employ genetically modified seeds and use larger GPS-equipped tractors. New chemicals and drilling techniques can extract more oil and gas from a well. The impacts on production costs might be incremental, but if the technology change is great enough, new technologies can lower production costs while increasing the supply of the commodity. We classify a technology as disruptive, then, when it significantly lowers the supply/demand equilibrium price while it simultaneously causes a surge in production capacity.

Offshore drilling was one of the first disruptive technologies in the petroleum market. Even though it started in the 1960s, the technology was not widely adopted until the late 1970s during the oil price shock. Initially, drilling occurred at depths less than 400 feet, and it moved quickly to the Gulf of Mexico, the North Sea, and other locations, resulting in increased oil production, even though demand increased only marginally. This geographic expansion was the result of the OPEC-producing countries cutting production by 40% from 1975 to 1985. Given an oversupply of the commodity, prices remained flat for two decades after the introduction of the disruptive technology. The end result of this price suppression, however, was a production peak, which led to substantial and sustainable real increases in the price of oil. We think that natural gas prices are now at a similar tipping point. Horizontal drilling techniques have been used in this country for more than twenty years. However, since 2003, new fracturing techniques for wells (especially in shale) have led to a 10x increase in horizontal drilling rigs. Horizontal drilled wells are now thought by some commentators to be responsible for more than 80% of incrementally produced natural gas in the U.S.

Over the past five years natural gas needed to trade at $6 - $7 per mmbtu to encourage new production of natural gas. Lower prices tended to cause a reduction in drilling and production to slow accordingly, resulting ultimately in a supply-demand imbalance that would increase prices until the demand was met again. In the past twelve months, prices have remained under $5 per mmbtu with the expectation that production would again be shut-in and drilling curtailed until pricing corrected back towards the $7 mmbtu range. The problem with these assumptions is that many companies have improved their horizontal drilling techniques to a point where they can earn attractive returns with gas at much lower prices than had been the case even a few years ago. As this technique becomes increasingly adopted by more companies, we are concerned that horizontal drilling will become a truly disruptive technology, resulting in lower price highs for natural gas. The prices at which producers will continue to expand production now appear to be in flux and drifting lower towards a new clearing price. Horizontally drilled wells may actually only generate negative cash flow when gas prices fall to $3 per mmbtu for the most efficient producers. Higher cost wells can be shut without ending oversupply because of the greater efficiency of horizontally drilled wells. Each horizontal rig can surge production by 5-10x the previous capability of vertically drilled wells. Thus, companies can adjust supply to meet demand in a much shorter time frame than the months historically required to correct imbalances. Thus, for the foreseeable future we expect natural gas prices to remain under $5.50 per mmbtu. Capacity should come off line as prices go below $3.50.

Regarding oil, we reach a different conclusion, given that both undersea and in previously explored areas on land, a substantial amount of new oil is being discovered as a result of improvements in technologies. Additionally, improvements in recovery as well as in drilling and production techniques are extracting more from existing wells than was originally thought possible. That said, OPEC continues to act as a constrictor of supply by being the swing producer, so that disruptive technologies requiring higher capital investment have not taken root as widely as with natural gas, given the global market for oil. What price is needed to bring on new production, and the sustainability of same, is a more complex question. By the same token, a new disruptive technology in either deep-water drilling

OAKMARK EQUITY AND INCOME FUND

techniques or for tar sands could substantially lower production costs and become a game changer.

Poet Laureates...

For the two of us, when we get to this part of our quarterly missive, there is a temptation to refer to Robert Frost's "The Road Not Taken" and leave the discussion at that. At this juncture, however, we are increasingly concerned with whether any roads will be taken. The past ten years are now thought of as the decade of missing equity returns. We worry that the coming decade may be the decade of missing other asset class returns. It concerns us greatly that many seem not to appreciate how the business models for property and casualty insurance companies, life insurance companies, banks, savings and loans, and other necessary institutions in our modern society, become stressed when there is not a choice of viable alternatives in the fixed income area that can provide calculable risk-adjusted returns. With regard to equities which are attractive on a relative basis, we increasingly worry about the potential for unintended consequences, whether it is a matter of assessing liability on a presumptive basis or the imposition of punitive taxes, which may distort risk calculations. We reiterate: an investor in this Fund needs to be comfortable with the fact that your managers (and fellow investors) will often be out of synch with what you hear on the daily market reviews and often out of synch with the conventional wisdom. What we have not told you before is that we are generally happiest when this is the case. We continue to focus on the long-term horizon, which we believe makes us more competitive in an environment of ever-growing professional investors. The opportunities we see are numerous, but definitively different than we have seen in the past. We may often be early in our investment decisions. We will make some mistakes, as we did this quarter. Our commitment continues to be to learn from them and move on. We continue to search out compelling, sustainable value opportunities. We only need a few to be successful. We will write to you again at the end of the next quarter concerning our progress in those pursuits.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com	Edward A. Studzinski, CFA Portfolio Manager oakbx@oakmark.com

June 30, 2010

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OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2010 (Unaudited)

Name	Shares Held	Value
Common Stocks—58.3%
Aerospace & Defense—9.7%
General Dynamics Corp.	8,000,000	$468,480,000
L-3 Communications Holdings, Inc.	5,000,000	354,200,000
Rockwell Collins, Inc.	6,279,000	333,603,270
Goodrich Corp.	4,293,700	284,457,625
ITT Corp.	5,500,000	247,060,000
Teledyne Technologies, Inc. (a)	700,000	27,006,000
		1,714,806,895
Apparel Retail—1.8%
The TJX Cos., Inc.	6,000,000	251,700,000
Foot Locker, Inc.	5,200,000	65,624,000
		317,324,000
Application Software—0.2%
Mentor Graphics Corp. (a)	3,081,318	27,269,664
Broadcasting—1.6%
Scripps Networks Interactive, Inc., Class A	7,000,000	282,380,000
Communications Equipment—0.5%
Cisco Systems, Inc. (a)	4,000,000	85,240,000
Computer Hardware—0.2%
Diebold, Inc.	1,325,000	36,106,250
Construction Materials—0.9%
Martin Marietta Materials, Inc.	1,900,000	161,139,000
Data Processing & Outsourced Services—0.7%
Broadridge Financial Solutions, Inc.	6,750,000	128,587,500
Distillers & Vintners—2.1%
Diageo PLC (b)	6,000,000	376,440,000
Diversified Metals & Mining—1.0%
Walter Energy, Inc.	3,000,000	182,550,000
Drug Retail—1.2%
CVS Caremark Corp.	7,100,000	208,172,000
Electrical Components & Equipment—1.0%
Rockwell Automation Inc.	3,609,600	177,195,264

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OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—58.3% (cont.)
Electronic Manufacturing Services—0.9%
Tyco Electronics, Ltd. (c)	6,500,000	$164,970,000
Health Care Distributors—0.0%
PharMerica Corp. (a)	110,000	1,612,600
Health Care Equipment—8.2%
Covidien PLC (c)	13,175,000	529,371,500
Hospira, Inc. (a)	7,850,000	450,982,500
Varian Medical Systems, Inc. (a)	5,700,000	297,996,000
Steris Corp.	2,873,300	89,302,164
Kinetic Concepts, Inc. (a)	2,000,000	73,020,000
		1,440,672,164
Health Care Services—2.6%
Laboratory Corp. of America Holdings (a)	4,935,000	371,852,250
Omnicare, Inc.	3,300,000	78,210,000
		450,062,250
Home Furnishings—1.0%
Mohawk Industries, Inc. (a)	3,420,000	156,499,200
Leggett & Platt, Inc.	1,327,656	26,632,780
		183,131,980
Home Improvement Retail—1.0%
The Home Depot, Inc.	6,425,500	180,363,785
Hypermarkets & Super Centers—0.9%
Costco Wholesale Corp.	3,000,000	164,490,000
Industrial Machinery—0.8%
Pentair, Inc.	4,200,000	135,240,000
Integrated Oil & Gas—3.1%
Cenovus Energy, Inc. (c)	21,100,000	544,169,000
Life Sciences Tools & Services—0.4%
PerkinElmer, Inc.	3,500,000	72,345,000
Marine—0.6%
Kirby Corp. (a)	2,809,900	107,478,675
Oil & Gas Drilling—0.1%
Patterson-UTI Energy, Inc.	1,100,000	14,157,000

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OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—58.3% (cont.)
Oil & Gas Exploration & Production—4.6%
Apache Corp.	4,000,000	$336,760,000
EnCana Corp. (c)	8,500,000	257,890,000
Concho Resources, Inc. (a)	4,000,000	221,320,000
		815,970,000
Packaged Foods & Meats—8.0%
Nestle SA (b) (h)	10,000,000	482,190,000
ConAgra Foods, Inc.	17,500,000	408,100,000
Unilever PLC (b)	10,100,000	269,973,000
Sara Lee Corp.	17,000,000	239,700,000
		1,399,963,000
Personal Products—0.3%
Avon Products, Inc.	2,000,000	53,000,000
Real Estate Investment Trusts—0.1%
Walter Investment Management Corp.	1,035,000	16,922,250
Reinsurance—1.6%
PartnerRe, Ltd. (c)	3,900,000	273,546,000
Semiconductor Equipment—1.0%
Applied Materials, Inc.	14,500,000	174,290,000
Specialized Consumer Services—0.3%
Weight Watchers International, Inc.	1,780,000	45,728,200
Specialty Stores—0.5%
Tractor Supply Co.	1,367,300	83,364,281
Systems Software—1.4%
Microsoft Corp.	10,500,000	241,605,000
Total Common Stocks (Cost: $9,139,430,420)		$10,260,291,758
Fixed Income—33.6%
Corporate Bonds—0.3%
Paper Packaging—0.1%
Sealed Air Corp., 144A, 5.625%, due 7/15/2013 (d)	$18,740,000	19,603,839
Property & Casualty Insurance—0.1%
Fund American Cos., Inc., 5.875%, due 5/15/2013	10,000,000	10,476,880

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—33.6% (cont.)
Semiconductor Equipment—0.1%
ASML Holding NV, 5.75%, due 6/13/2017	EUR	9,660,000	$12,145,965
Total Corporate Bonds (Cost: $35,565,384)			$42,226,684
Government and Agency Securities—33.3%
Australian Government Bonds—0.2%
Australia Government Bond, 5.75%, due 4/15/2012	AUD	50,000,000	43,024,375
Canadian Government Bonds—4.3%
Canadian Government Bond, 4.00%, due 6/1/2016	CAD	97,735,000	99,020,322
Canadian Government Bond, 3.00%, due 6/1/2014	CAD	98,870,000	95,843,206
Canadian Government Bond, 3.50%, due 6/1/2013	CAD	96,600,000	94,978,430
Canadian Government Bond, 2.00%, due 9/1/2012	CAD	100,000,000	94,844,770
Canadian Government Bond, 1.50%, due 3/1/2012	CAD	100,000,000	94,273,637
Canadian Government Bond, 1.25%, due 12/1/2011	CAD	100,000,000	94,040,675
Canadian Government Bond, 1.00%, due 9/1/2011	CAD	100,000,000	93,860,317
Canadian Government Bond, 1.25%, due 6/1/2011	CAD	98,870,000	93,095,966
			759,957,323
U.S. Government Agencies—2.8%
Federal Farm Credit Bank, 0.237%, due 2/22/2012 (e)		$93,700,000	93,514,568
Tennessee Valley Authority, 5.50%, due 7/18/2017		56,515,000	65,783,121
Federal Farm Credit Bank, 3.875%, due 11/13/2012		38,645,000	41,289,130
Federal Home Loan Mortgage Corp., 0.75%, due 2/19/2013 (f)		22,500,000	22,500,157
Federal Home Loan Bank, 1.00%, due 3/15/2013 (f)		20,000,000	20,048,860
Federal National Mortgage Association, 1.00%, due 3/15/2013 (f)		20,000,000	20,037,480
Federal Home Loan Bank, 1.30%, due 1/25/2013 (f)		20,000,000	20,034,200
Federal National Mortgage Association, 1.00%, due 2/11/2013 (f)		18,500,000	18,542,938
Federal Farm Credit Bank, 4.50%, due 10/17/2012		15,215,000	16,453,790
Federal Farm Credit Bank, 5.125%, due 8/25/2016		14,130,000	16,214,881
Federal Home Loan Bank, 1.25%, due 3/30/2015 (f)		12,200,000	12,292,147
Tennessee Valley Authority, 4.375%, due 6/15/2015		9,660,000	10,664,833
Federal Farm Credit Bank, 3.85%, due 2/11/2015		9,415,000	10,198,055
Federal National Mortgage Association, 3.10%, due 8/18/2015		9,500,000	9,530,010
Federal National Mortgage Association, 1.00%, due 9/18/2012 (f)		9,500,000	9,519,418
Federal Farm Credit Bank, 5.28%, due 8/16/2013		7,245,000	8,121,196
Federal Farm Credit Bank, 5.20%, due 11/28/2016		5,650,000	6,528,914
Federal Home Loan Bank, 2.00%, due 12/24/2014 (f)		5,500,000	5,660,138
Federal Farm Credit Bank, 4.875%, due 12/16/2015		4,710,000	5,319,182

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Par Value	Value
Fixed Income—33.6% (cont.)
U.S. Government Agencies—2.8% (cont.)
Federal Farm Credit Bank, 4.92%, due 8/26/2013	$4,710,000	$5,230,855
Federal National Mortgage Association, 1.50%, due 1/12/2015 (f)	5,000,000	5,024,830
Federal Home Loan Mortgage Corp., 1.25%, due 3/16/2015 (f)	4,800,000	4,827,379
Federal National Mortgage Association, 1.125%, due 12/30/2014 (f)	4,750,000	4,817,018
Federal Home Loan Bank, 2.00%, due 9/16/2015 (f)	4,700,000	4,769,142
Federal National Mortgage Association, 2.25%, due 12/15/2014 (f)	4,750,000	4,767,223
Federal Home Loan Mortgage Corp., 1.00%, due 3/15/2013 (f)	4,750,000	4,762,811
Federal National Mortgage Association, 2.00%, due 3/30/2016 (f)	4,700,000	4,761,504
Federal National Mortgage Association, 1.00%, due 3/15/2013 (f)	4,750,000	4,753,885
Federal National Mortgage Association, 1.50%, due 1/20/2015 (f)	4,750,000	4,752,133
Federal National Mortgage Association, 1.00%, due 9/30/2013 (f)	4,700,000	4,744,852
Federal Home Loan Bank, 1.375%, due 9/16/2013 (f)	4,700,000	4,744,594
Federal National Mortgage Association, 2.00%, due 3/26/2015 (f)	4,600,000	4,691,936
Federal National Mortgage Association, 1.25%, due 2/25/2015 (f)	4,650,000	4,669,028
Federal National Mortgage Association, 1.00%, due 3/15/2013 (f)	4,650,000	4,652,390
Federal National Mortgage Association, 1.25%, due 12/30/2014 (f)	4,500,000	4,545,882
Federal Farm Credit Bank, 4.82%, due 10/12/2012	2,345,000	2,552,078
		491,320,558
U.S. Government Notes—26.0%
United States Treasury Note, 0.75%, due 11/30/2011	750,000,000	752,812,500
United States Treasury Note, 1.375%, due 7/15/2018, Inflation Indexed	505,465,000	523,866,959
United States Treasury Note, 2.875%, due 1/31/2013	483,005,000	508,815,821
United States Treasury Note, 1.125%, due 12/15/2012	500,000,000	504,101,500
United States Treasury Note, 0.875%, due 1/31/2012	500,000,000	502,656,000
United States Treasury Note, 1.125%, due 6/15/2013	500,000,000	501,990,000
United States Treasury Note, 3.25%, due 5/31/2016	250,000,000	265,547,000
United States Treasury Note, 1.375%, due 9/15/2012	250,000,000	253,808,500
United States Treasury Note, 1.375%, due 10/15/2012	250,000,000	253,711,000

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—33.6% (cont.)
U.S. Government Notes—26.0% (cont.)
United States Treasury Note, 1.50%, due 12/31/2013		$250,000,000	$252,109,500
United States Treasury Note, 1.00%, due 3/31/2012		250,000,000	251,895,000
			4,571,313,780
Total Government and Agency Securities (Cost: $5,732,325,552)			$5,865,616,036
Total Fixed Income (Cost: $5,767,890,936)			$5,907,842,720
Short Term Investments—7.4%
Canadian Treasury Bills—1.6%
Canadian Treasury Bills, 0.46% - 1.14%, due 7/8/2010 - 5/12/2011 (g) (Cost: $284,731,654)	CAD	300,000,000	280,840,496
Commercial Paper—1.5%
Medtronic, Inc., 144A, 0.19%, due 7/13/2010 (d)(g)		$30,000,000	29,998,100
Microsoft Corp., 144A, 0.16% - 0.18%, due 7/15/2010 - 8/17/2010 (d)(g)		85,000,000	84,987,202
Procter & Gamble International Funding, 144A, 0.17% - 0.24%, due 7/8/2010 - 7/21/2010 (d)(g)		55,000,000	54,996,000
Toyota Motor Credit Corp., 0.33% - 0.40%, due 7/2/2010 - 7/22/2010 (g)		30,000,000	29,996,363
Wal-Mart Stores, Inc., 144A, 0.16%, due 7/1/2010 (d)(g)		25,000,000	24,999,889
Wellpoint, Inc., 144A, 0.31%, due 7/14/2010 - 7/27/2010 (d)(g)		35,000,000	34,993,971
Total Commercial Paper (Cost: $259,975,558)			$259,971,525
U.S. Government Bills—2.8%
United States Treasury Bills, 0.25% - 0.41%, due 12/16/2010 - 5/5/2011 (g) (Cost: $498,840,683)		500,000,000	499,243,250

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investments—7.4% (cont.)
Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 6/30/2010 due 7/1/2010, repurchase price $268,275,198, collateralized by Fannie Mae Discount Notes, with rates of 0.000%, with maturities from 4/26/2011 - 5/2/2011, and with an aggregate market value plus accrued interest of $227,756,127, and by a Federal Home Loan Bank Discount Note, with a rate of 0.000%, with a maturity of 4/26/2011, and with a market value plus accrued interest of $45,885,000 (Cost: $268,275,198)	$268,275,198	$268,275,198
Total Short Term Investments (Cost: $1,311,823,093)		$1,308,330,469
Total Investments (Cost: $16,219,144,449)—99.3%		17,476,464,947
Other Assets In Excess of Liabilities—0.7%		125,516,716
Total Net Assets—100%		$17,601,981,663

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  Represents a foreign domiciled corporation.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(e)  Floating Rate Note. Rate shown is as of June 30, 2010.

(f)  Step-Coupon.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(h)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

Key to abbreviations:

AUD: Australian Dollar

CAD: Canadian Dollar

EUR: Euro

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (6/30/10) AS COMPARED TO THE MSCI WORLD INDEX11 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	-12.69%	16.80%	3.57%	10.52%	9.99%
MSCI World	-12.67%	10.20%	0.06%	-1.02%	0.24%
Lipper Global Fund Index[12]	-11.64%	11.25%	1.40%	0.08%	2.02%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.23%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

The worldwide market selloff in the June quarter propelled the Oakmark Global Fund to a disappointing negative return, ending a streak of four strongly positive quarters. The Fund lost 13%, equal to the 13% loss which the MSCI World Index realized. The Lipper Global Fund Index reported a loss of 12%. For the calendar six months to date, the Fund shows a loss of 7%, which contrasts to -10% for the MSCI World Index and -9% for the Lipper Global Fund Index. Finally, for the nine months of the Fund's fiscal year, the returns are -3% for the Fund, -6% for the MSCI, and -5% for the Lipper Global Fund Index. As always, we are most pleased to report the Fund's 10% compound annualized rate of return since inception.

The only country represented in the Fund's holdings that generated positive returns in the latest quarter (ignoring currency) was Sweden, where the Fund has only one holding. Countries in which the Fund's holdings experienced the largest percentage losses were Australia (also a country with only one Fund holding), France, Ireland and Switzerland. Because of their heavy weightings in the portfolio, stocks from the U.S. and Japan actually had the largest negative contribution to the Fund's overall return, even though their percentage losses were smaller.

The U.S. had three of the better relative stock contributors in the quarter: Discovery Communications, Sara Lee and Lab Corp. of America. The largest positive contributor, however, was Germany's Daimler, which increased profit guidance for the year, reiterated its long-term 10% operating margin target for the auto division, and grew its market share in China. Sweden's Assa Abloy, a lock manufacturer, also outperformed in a difficult environment. Returning to the U.S., Discovery Communications, the cable television network company, continued to benefit from improved ratings and rebounding advertising spending. Recent purchase Sara Lee moved forward with management's plan to simplify the company and rebuild its balance sheet. During the quarter the company announced that its 56-year-old CEO had suffered a stroke. We wish her a speedy and successful recovery. Last but not least, Lab Corp. shares resisted most of the market's downward pull in the quarter, a byproduct

OAKMARK GLOBAL FUND

of the company's advantageous market position, low cost structure and strong management team.

As you would expect, many holdings detracted from the Fund's returns. In our March 31 shareholder letter, we wrote about the price recovery that Fund holding Live Nation Entertainment, the U.S.-based concert promotion and venue concern, had enjoyed. At the time investor attitudes toward the company had changed, and its stock's recession-resistance became more apparent. Unfortunately, this improvement in investor attitude proved short-lived as the stock was one of the Fund's worst performers in the June quarter. In addition, Daiwa, the Japanese brokerage, suffered from a particularly weak local stock market. The Fund's European financial company holdings also performed poorly, partly due to the sovereign debt problems that emerged in April.

Another casualty of troubled conditions in Europe was former Fund leader Societe Television Francaise 1 (TF1). Although the French national soccer team may have disappointed, TF1's own fundamentals have meaningfully improved over the past year. Local television viewing is increasing, and TF1's audience share has been strong. The company delivered 6.8 million viewers per night and 49 of the 50 highest rated prime time shows in the first three months of the year. Ad sales have rebounded to double-digit growth, in part due to the ad ban in prime time on state-owned channels. Management continues to deliver steady cost savings, which should combine with improved revenues to drive margin recovery. Free cash flow remains strong, and the balance sheet is now net cash positive. Given the company's apparent resilience through an exceptionally difficult period, we are confident in the TF1 franchise's future, and we believe current market valuations place the company at an unwarranted discount to intrinsic value.

The Fund's Australian problem stock was Primary Health Care. Reductions in state funding, combined with legal/regulatory change in the pathology business, disrupted the company's business. We believe this situation is temporary because the changes have had the perverse effect of accelerating medical cost inflation. The government now seems to understand this and is working with Primary Health's industry to restore equilibrium.

Portfolio Activity

Our trading activity in the quarter produced a net reduction of two equity names. Three of the eliminations were small holdings that we had previously reduced. Givaudan, the Swiss flavors and fragrances producer, left the portfolio for the second time in the past four years, and both experiences have proved solidly profitable to the Fund. We maintained our position in Givaudan's U.S. competitor, International Flavors & Fragrances, however. We sold the Fund's remaining XTO Energy shares as the ExxonMobil takeover neared. We eliminated the small holding of Discovery Communications voting shares (Series A) and retained our non-voting (Series C) shares, believing that the premium the market affords the Series A shares is unsustainable. Finally, we closed out the Fund's position in Bank of Ireland as the shares ran up before an equity offering.

We initiated positions in Banco Santander (Spain) and Genzyme (U.S.). Banco Santander is the second largest bank in Europe by market capitalization, and the company has a strong presence in Spain, Portugal, the U.K., Brazil, Chile, Mexico and Argentina with additional operations in the U.S. and Germany. A traditional "universal" bank focused solely on retail and commercial lending, Santander is one of a handful of global banks that used the '07-'09 credit crisis to make material improvements in its shares of key markets such as Brazil, the U.S. and the U.K. Santander is the largest private bank in Spain, but Spain and Portugal together represent only a little more than 25% of the group's profitability. The U.K., Brazil and the rest of Latin America generate similar levels of profitability due to the company's very favorable market positions.

Santander's strengths are three-fold. First, the group uses internally developed technology to increase productivity and to improve per branch revenue generation through effective cross-selling. Mastered in Spain and then exported to Brazil, Mexico, Chile and the U.K., this technique increases Santander's return on assets, making it one of the most profitable banks globally. Second, Santander's acquisitions are well-timed, well-priced and strategically sound, which allows Santander to benefit from scale economies. Third, Santander is very strongly capitalized compared to other global universal banks.

Fears about Spanish sovereign debt have pushed Santander's share price down. Spain is not Greece—gross debt is only 60% of GDP and leadership has a history of good fiscal stewardship. Well publicized challenges in the Spanish banking system will benefit Santander as evidenced by management's successful April retail deposit gathering campaign, which added to the company's local market share. While the Spanish banking system needs to adjust,

OAKMARK GLOBAL FUND

Santander's balance sheet reserves should enable the bank to deal with its non-performing loan portfolio.

Finally, we initiated a position in U.S.-domiciled Genzyme. Genzyme is a 29-year-old biotechnology company with a diverse product portfolio focused on treatments for rare genetic disorders as well as kidney disease and cancer. Recent setbacks in the company's manufacturing processes, which resulted in an FDA consent decree, have cut into Genzyme's revenues and profitability. The stock declined to prices first seen ten years ago when the company's revenues were at one-quarter of their current levels. Management has responded by announcing a significant share repurchase program as well as potential sales of its non-core Genetic Testing and Diagnostics businesses. We believe the shares offer an unusually strong combination of growth and value.

We maintained the Japanese yen hedge at approximately 25% of the Fund's exposure to Japanese securities while decreasing the euro and Swiss franc hedges to 10% and 16% of their respective exposures.

As always, we thank you for your support and welcome your questions and comments.

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

June 30, 2010

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Global Diversification—June 30, 2010 (Unaudited)

Oakmark Global Fund

OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2010 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—96.8%
Aerospace & Defense—1.2%
ITT Corp. (United States)	Designs & Manufactures a
	Variety of Engineered Products &
	Military Defense Systems	480,000	$21,561,600
Apparel, Accessories & Luxury Goods—4.5%
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	1,382,900	48,280,184
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	4,772,493	34,109,113
			82,389,297
Application Software—2.7%
SAP AG (Germany)	Develops Business Software	1,100,600	48,940,616
Asset Management & Custody Banks—3.1%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	1,944,800	55,451,274
Automobile Manufacturers—5.1%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,663,600	57,159,038
Daimler AG Registered (Germany) (a)	Automobile Manufacturer	689,200	34,863,497
			92,022,535
Biotechnology—1.5%
Genzyme Corp. (United States) (a)	Develops Medical Products	521,900	26,496,863
Broadcasting—5.2%
Discovery Communications, Inc., Class C (United States) (a)	Media Management & Network Services	1,550,150	47,946,140
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	3,544,100	46,175,753
			94,121,893
Building Products—1.9%
Assa Abloy AB, Series B (Sweden)	Develops, Designs & Manufactures Security Locks	1,754,200	35,062,807
Distillers & Vintners—2.8%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	3,177,600	49,913,472

Oakmark Global Fund

OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.8% (cont.)
Diversified Banks—1.1%
Banco Santander SA
(Spain)	Retail, Commercial & Private
	Banking & Asset Management
	Services	1,928,200	$20,219,449
Diversified Capital Markets—5.6%
Credit Suisse Group (Switzerland) (a)	Wealth Management & Investment Banking	1,568,200	58,959,984
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	3,180,020	42,128,289
			101,088,273
Electronic Components—1.3%
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	1,044,500	22,769,478
Electronic Manufacturing Services—2.4%
Tyco Electronics, Ltd. (Switzerland)	Manufactures Electronic Components	1,712,400	43,460,712
Health Care Equipment—2.8%
Covidien PLC (Ireland)	Health Care Equipment & Supplies	1,253,000	50,345,540
Health Care Services—7.1%
Laboratory Corp. of America Holdings (United States) (a)	Medical Laboratory & Testing Services	1,043,200	78,605,120
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	16,695,100	49,697,041
			128,302,161
Home Entertainment Software—3.6%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	3,569,700	65,753,288
Human Resource & Employment Services—2.5%
Adecco SA (Switzerland)	Temporary Employment Services	959,600	45,779,438
Industrial Conglomerates—2.3%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	742,700	42,420,867

Oakmark Global Fund

OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.8% (cont.)
Industrial Machinery—4.5%
Snap-On, Inc.
(United States)	Tool & Equipment Manufacturer	2,017,000	$82,515,470
Investment Banking & Brokerage—3.9%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	16,618,000	70,160,433
Movies & Entertainment—1.9%
Live Nation Entertainment, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	3,296,600	34,449,470
Office Electronics—4.5%
Neopost SA (France)	Mailroom Equipment Supplier	582,075	42,149,851
Canon, Inc. (Japan)	Computers & Information	1,083,400	40,377,719
			82,527,570
Oil & Gas Exploration & Production—1.9%
Apache Corp. (United States)	Oil & Natural Gas Exploration & Production	404,500	34,054,855
Packaged Foods & Meats—2.6%
Sara Lee Corp. (United States)	Manufactures & Markets Brand Name Products for Consumers Worldwide	3,328,000	46,924,800
Railroads—2.4%
Union Pacific Corp. (United States)	Rail Transportation Provider	634,000	44,069,340
Research & Consulting Services—3.0%
Equifax, Inc. (United States)	Information Management, Transaction Processing, Direct Marketing & Customer Relationship Management	1,522,400	42,718,544
Meitec Corp. (Japan)	Software Engineering Services	664,000	11,964,990
			54,683,534
Semiconductor Equipment—1.9%
Applied Materials, Inc. (United States)	Develops, Manufactures, Markets & Services Semiconductor Wafer Fabrication Equipment	2,903,000	34,894,060

Oakmark Global Fund

OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—96.8% (cont.)
Semiconductors—6.1%
ROHM Co., Ltd. (Japan)	Integrated Circuits &
	Semiconductor Devices
	Manufacturer	939,600	$56,422,162
Intel Corp. (United States)	Computer Component Manufacturer & Designer	2,815,600	54,763,420
			111,185,582
Soft Drinks—1.7%
Fomento Economico Mexicano S.A.B. de C.V. (Mexico) (b)	Beverage Company	734,501	31,693,718
Specialty Chemicals—1.8%
International Flavors & Fragrances, Inc. (United States)	Manufactures Flavors & Fragrance Products	772,000	32,748,240
Systems Software—3.9%
Oracle Corp. (United States)	Software Services	3,339,400	71,663,524
Total Common Stocks (Cost: $1,743,033,305)			$1,757,670,159
Short Term Investment—3.7%
Repurchase Agreement—3.7%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 6/30/2010 due 7/1/2010, repurchase price $67,556,394, collateralized by a Fannie Mae Discount Note, with a rate of 0.000%, with a maturity of 5/2/2011, and with a market value plus accrued interest of $68,910,613 (Cost: $67,556,394)	$67,556,394	67,556,394
Total Short Term Investment (Cost: $67,556,394)		$67,556,394
Total Investments (Cost: $1,810,589,699)—100.5%		1,825,226,553
Foreign Currencies (Cost: $571,053)—0.0%		571,990
Liabilities In Excess of Other Assets—(0.5)%		(9,546,061)
Total Net Assets—100%		$1,816,252,482

  Securities of aggregate value of $978,758,743 were valued at a fair value in accordance with procedures established by the Board of Trustees.

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

Oakmark Global Fund

OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (6/30/10) AS COMPARED TO THE MSCI WORLD INDEX11 (UNAUDITED)

	Total Returns (as of 6/30/10)
(Unaudited)	Last 3 Months*	1-year	Average Annual Total Return Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	-13.17%	17.14%	0.58%
MSCI World	-12.67%	10.20%	-5.17%
Lipper Global Fund Index[12]	-11.64%	11.25%	-3.72%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.43%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Select Fund declined 13% for the quarter ended June 30, 2010, just under the MSCI World Index's return. Since inception, the Fund has returned an average of 1% per year, outperforming the MSCI World Index, which has averaged -5% per year over the same period.

Despite improved global growth and a rebound in corporate profits, markets turned negative in the second quarter due to fears of a stalled economic recovery. With the magnitude and severity of the 2008-2009 downturn still fresh in people's minds, markets continue to be on edge and to react abruptly to any hints of a slowed recovery.

Our retail holdings, Liberty Interactive (owner of QVC) and Best Buy, were hurt by such fears, and as a result they were two of the Fund's largest detractors for the quarter, returning -31% and -20%, respectively. Investors reacted negatively to news that second quarter retail sales didn't grow as quickly as they did in the first quarter. We took advantage of the declines in price and added to our positions. Retail weakness also created an opportunity for us to purchase a new holding, eBay. It has a great business model with very limited competition, it earns high returns on capital, and it will benefit from the long-term growth of the Internet and ecommerce. We believe that all three of these retail holdings are trading at a discount to intrinsic value and that they represent solid investment opportunities. The quarter's top detractor from performance was French-based Societe Television Francaise (TF1). For full commentary on TF1, please reference the Oakmark Global Fund letter.

We made minor changes to the portfolio during the quarter. We eliminated our positions in British Sky Broadcasting and Time Warner and used the proceeds to purchase eBay (mentioned above) and Diageo, a U.K.-based alcohol producer and marketer that owns a portfolio of popular brands, such as Smirnoff, Johnnie Walker, Jose Cuervo, Baileys, Tanqueray and Guinness.

Global currency fluctuations during the quarter affected the Fund's hedging exposure. Due to the euro's continued weakness, we decreased our underlying euro hedge to approximately 10%. We decreased our hedge of the Swiss franc to 16% and maintained our 25% hedge of the Japanese yen.

As evidenced by this quarter's trading activity, short-term market fluctuations can help us build

OAKMARK GLOBAL SELECT FUND

a Fund of what we feel are under-valued companies trading at attractive prices that are run by management teams who focus on building shareholder value. We believe that the Fund is well positioned to generate favorable long-term results for you, our fellow shareholders. We thank you for your continued support and confidence.

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

June 30, 2010

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Global Diversification—June 30, 2010 (Unaudited)

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2010 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.5%
Apparel, Accessories & Luxury Goods—4.7%
Cie Financiere Richemont
SA (Switzerland)	Manufacturer & Retailer
	of Luxury Goods	410,000	$14,314,032
Application Software—5.2%
SAP AG (Germany)	Develops Business Software	356,500	15,852,562
Automobile Manufacturers—6.5%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	572,000	19,653,144
Broadcasting—5.0%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	1,161,000	15,126,562
Cable & Satellite—4.9%
Comcast Corp., Class A (United States)	Cable Communication Networks Provider	910,000	14,951,300
Catalog Retail—4.1%
Liberty Media Corp. - Interactive, Class A (United States) (a)	Home & Internet Shopping Online Travel	1,200,000	12,600,000
Computer & Electronics Retail—4.4%
Best Buy Co., Inc. (United States)	Computer & Electronics Retailer	395,000	13,374,700
Computer Hardware—3.5%
Dell, Inc. (United States) (a)	Technology Products & Services	878,000	10,588,680
Consumer Finance—4.5%
Capital One Financial Corp. (United States)	Credit Card Products & Services Provider	340,000	13,702,000
Distillers & Vintners—5.2%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	1,000,000	15,707,915
Diversified Capital Markets—5.0%
UBS AG (Switzerland) (a) Wealth Management &	Investment Banking	1,138,000	15,076,004

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.5% (cont.)
Human Resource & Employment Services—5.3%
Adecco SA
(Switzerland)	Temporary Employment
	Services	336,000	$16,029,482
Integrated Oil & Gas—4.9%
Cenovus Energy, Inc. (Canada)	Integrated Oil Company	582,900	15,032,991
Internet Software & Services—3.7%
eBay, Inc. (United States) (a)	Online Trading Community & Secure Online Payment Services	570,000	11,177,700
Investment Banking & Brokerage—5.2%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	3,746,000	15,815,440
Other Diversified Financial Services—3.9%
Bank of America Corp. (United States)	Banking & Financial Services	826,500	11,876,805
Pharmaceuticals—4.8%
Bristol-Myers Squibb Co. (United States)	Health & Personal Care	590,000	14,714,600
Semiconductors—14.7%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	269,000	16,153,216
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing & Analog Technologies	615,000	14,317,200
Intel Corp. (United States)	Computer Component Manufacturer & Designer	722,000	14,042,900
			44,513,316
Total Common Stocks (Cost: $310,928,264)			$290,107,233

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—4.0%
Repurchase Agreement—4.0%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 6/30/2010 due 7/1/2010, repurchase price $12,118,030, collateralized by a Fannie Mae Discount Note, with a rate of 0.000%, with a maturity of 4/26/2011, and with a market value plus accrued interest of $12,361,583 (Cost: $12,118,030)	$12,118,030	$12,118,030
Total Short Term Investment (Cost: $12,118,030)		$12,118,030
Total Investments (Cost: $323,046,294)—99.5%		302,225,263
Foreign Currencies (Cost: $212,967)—0.1%		213,317
Other Assets In Excess of Liabilities—0.4%		1,343,720
Total Net Assets—100%		$303,782,300

  Securities of aggregate value of $143,728,358 were valued at a fair value in accordance with procedures established by the Board of Trustees.

(a)  Non income-producing security.

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow Shareholders,

Both the Oakmark International and International Small Cap Funds continue to outperform their peers and broader international indices despite having negative performance for the second calendar quarter of 2010. More importantly, over longer periods of time, including five-year, ten-year and since inception returns, both Funds have significantly outperformed their peers and indices. See each Fund's individual report for full details.

Of Double-Dips and After Shocks

Global stocks in general have had a very rough second quarter. As illustrated by the MSCI World Index11, the three-month decline was 13%, after posting moderate returns in the first quarter. Worse, if you look at the year-to-date performance of certain European markets, one sees flashbacks of the bad old days. Year to date, the Euro Stoxx 5013 is down close to 14% in local market terms and nearly 27% in U.S. dollar terms. Some individual markets have performed even worse with Spain's IBEX14 dropping 20% in local market terms since December 31, 2009. Even the emerging world is feeling some pain. Brazil is down 14% year to date and Shanghai is down over 25%.

This may all be mildly surprising as global growth and corporate profits continue to rebound smartly off the bottom. In fact, the OECD increased its projection in May for global growth from 3.4% to 4.6% in 2010 and from 3.7% to 4.5% in 2011. This is despite the negative headlines coming out of Europe and burning European sovereign debt issues.

I believe what we are seeing is the manifestation of residual fear. It is residual from the deep crisis from the third quarter of 2008 through the second quarter of 2009. Given the depth and breadth of this crisis, markets are still extremely jumpy. In this environment of deficient political leadership and weak policy prescriptions, it is easy to see how a small country like Greece, which represents less than 3% of European GDP, turns into a large problem. And, it is not hard to see why other countries that have large debts—from Portugal to the U.S.—could also be seriously affected. So, investors believe that high levels of sovereign indebtedness can end the recovery prematurely if nothing is done to counteract it.

There may be a Way Out!

Today, markets are assuming we fall back into economic stagnation as a result of the build-up in government debt and the austerity needed to combat it. I believe we can continue growing and avoid the "double dip." Recently, for example, the governments of Spain, Germany and the U.K. announced plans to deal with their sour fiscal situations. The solutions, quite surprisingly, rely heavily on cuts in government entitlement spending. This is actually a huge positive, given that many believe the economic "multiplier" is at or below 1. That is, if budgets are brought closer to balance via spending cuts, as opposed from taking from the private sector (higher taxes), there will be a very muted impact on economic growth. It is assuring to see some European countries taking this route. The U.S. and Japan will soon have to deal with this issue, as well, and the new Japanese government has proposed cuts in spending while actually cutting the corporate tax rate. Oddly, the U.S. is responding in the opposite fashion by actually creating new entitlement programs despite the state of the country's fiscal health. This may change as countries around the world experience political realignments. From Teddy Kennedy's old Senate seat going to a Republican to new heads of government in Japan, the U.K. and Australia, people of the world seem displeased with the notion that "you can spend your way to prosperity."

In the meantime, equity valuations are reflecting this nasty macro-environment. Even as increased economic activity in the emerging world will provide a positive global growth tailwind for at least a generation, pundits hang on every economic statistic from there and elsewhere. If a statistic is negative, they amplify and micro-analyze its significance while ignoring the big picture growth story. I have always believed that it is far better to be a buyer of stocks when prices and valuation are low and the macro environment is lousy than the converse. This time is no different!

Thanks for your continued confidence and patience!

David G. Herro, CFA
Portfolio Manager

oakix@oakmark.com

oakex@oakmark.com

June 30, 2010

OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

OAKMARK INTERNATIONAL FUND

Report from David G. Herro and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (6/30/10) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX15 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	-10.73%	22.06%	4.77%	6.83%	9.96%
MSCI World ex U.S.	-13.63%	7.03%	1.48%	0.58%	5.53%
MSCI EAFE[16]	-13.97%	5.92%	0.88%	0.15%	5.18%
Lipper International Fund Index[17]	-12.54%	9.49%	2.62%	1.21%	6.56%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.17%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund declined 11% for the quarter ended June 30, 2010, comparing favorably to the MSCI World ex U.S. Index, which declined 14% over the same period. Since its inception in September 1992, the Fund has returned an average of 10% per year, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

Geographical composition shifted slightly from last quarter with Europe accounting for 70% of the Fund, the Pacific Rim accounting for 25%, and Latin and North America accounting for 5%. The remainder, excluding cash, is invested in the Middle East.

Global currency fluctuations during the quarter only slightly affected the Fund's hedging exposure. We maintained our 11% euro hedge and 26% hedge of the Japanese yen. We decreased our underlying hedge of the Swiss franc to approximately 16%.

Corporate Activity Heats Up!

Although global markets experienced a relatively rough quarter due to fears of a stalled economic recovery, we have seen an increase in corporate activities such as mergers, acquisitions, divestitures, and spin-offs. Globally, cash levels on balance sheets are at all-time highs, corporate profits are rebounding, and global economic growth is improving. Despite these positives, companies are still trading at cheap valuations and with interest rates at record lows this creates a unique opportunity to purchase high quality businesses at a fraction of their expected value.

British Sky Broadcasting ("BSkyB"), a large U.K. television broadcaster and this quarter's top performer, returning 14.8%, is an example of this activity. News Corp., a global media company led by investor Rupert Murdoch, made a bid in mid-June to buy the remaining 61% of BSkyB shares it didn't already own. The board rejected the bid of £7 a share as they believed it undervalues the company and doesn't reflect the significant future cash flow expected to be generated by the company—WE AGREE! At first glance the price seems to appropriately value the company at 16x current year EBITA. However, profit margins have been depressed in recent years for a few reasons: 1) High definition cable boxes in the U.K. are subsidized. While the subsidy has a short term negative

OAKMARK INTERNATIONAL FUND

impact on margins, the cable boxes will help produce large incremental EBITA going forward; 2) The broadband business has been loss making. However, these losses continue to narrow and are approaching the inflection point where they will turn positive. Because current margins are depressed, basing the value off current margins is misleading and represents a significant discount to fair value. The board of BSkyB rejected the current bid and indicated they would be interested at a higher price which we support.

Another name held in the Fund, Foster's Group, an Australian-based wine and beer manufacturer & reseller, announced news that it would pursue a structural separation and separate listings of its wine and beer businesses. After a turnaround in the company's wine business, a reshuffling of its management team and an increase in its sales force, separating the wine business from the beer business is an appropriate next step and will help Foster's rationalize its portfolio of brands and optimize its asset base. Foster's beer business is an attractive investment and numerous parties have indicated interest in the asset. An acquisition of this business could help us realize value faster than anticipated.

Also during the quarter, FEMSA, a Mexican-based integrated beverage company, sold its beer business to Heineken in exchange for a 20% stake in the company. We believe the transaction was a done at a fair price and if Heineken shares are undervalued, which we believe they are, it actually creates additional value for FEMSA shareholders. FEMSA spent many years trying to turn around the beer business, with limited results. Selling this under-earning asset for shares of an undervalued company that will benefit from increased opportunities is a positive for shareholders.

Trading activity was abundant this quarter as we eliminated our positions in Ahold, Cenovus Energy, Luxottica Group, and Tyco International. We purchased five new names: ArcelorMittal, a global producer of steel; Danone, a French-based dairy product producer with baby and medical nutrition franchises; Olympus, a Japanese-based optoelectronics manufacturer; Vallourec, a French steel and alloy tubing manufacture; and Wolseley, a U.K.-based building materials distributor.

Short-term fluctuations in the market actually create opportunities for us to invest in under-valued foreign companies that have fallen out of favor in the marketplace. We continue to focus on finding attractive, under-valued foreign companies with management teams focused on building shareholder value. As always, thank you for your continued support!

David G. Herro, CFA Portfolio Manager oakix@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakix@oakmark.com

June 30, 2010

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Global Diversification—June 30, 2010 (Unaudited)

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2010 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.3%
Advertising—2.5%
Publicis Groupe SA w (France) (c)	Advertising & Media Services	2,974,000	$118,632,085
Aerospace & Defense—0.8%
BAE Systems PLC (United Kingdom)	Develops, Delivers & Supports Advanced Aerospace & Defense Systems	8,287,100	38,569,977
Apparel, Accessories & Luxury Goods—4.4%
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	3,536,600	123,470,750
Swatch Group AG, Bearer Shares (Switzerland)	Watch Manufacturer	230,600	65,034,948
LVMH Moet Hennessy Louis Vuitton SA (France)	Diversified Luxury Goods Conglomerate	168,000	18,285,599
			206,791,297
Application Software—2.5%
SAP AG (Germany)	Develops Business Software	2,627,200	116,824,265
Asset Management & Custody Banks—1.6%
Schroders PLC (United Kingdom)	International Asset Management	3,799,800	68,388,412
Schroders PLC, Non-Voting (United Kingdom)	International Asset Management	579,800	8,622,117
			77,010,529
Automobile Manufacturers—6.6%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	3,908,800	134,301,063
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	2,362,000	69,378,657
Daimler AG Registered (Germany) (a)	Automobile Manufacturer	1,277,600	64,627,981
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	834,700	40,546,835
			308,854,536

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.3% (cont.)
Brewers—2.7%
Heineken Holdings NV (Netherlands)	Produces Beers, Spirits, Wines & Soft Drinks	1,872,600	$68,410,159
Foster's Group, Ltd. (Australia)	Manufactures & Markets Alcoholic & Non-Alcoholic Beverages	12,425,400	58,853,297
			127,263,456
Broadcasting—4.1%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	8,235,700	107,302,179
Grupo Televisa SA (Mexico) (b)	Television Production & Broadcasting	4,755,500	82,793,255
			190,095,434
Building Products—2.7%
Assa Abloy AB, Series B (Sweden)	Develops, Designs & Manufactures Security Locks	5,539,900	110,731,070
Geberit AG, Registered Shares (Switzerland)	Building Products	89,600	13,941,338
			124,672,408
Cable & Satellite—1.9%
British Sky Broadcasting Group PLC (United Kingdom)	Television Production & Broadcasting	8,682,700	90,662,909
Distillers & Vintners—2.8%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	8,403,100	131,995,183
Diversified Banks—7.8%
BNP Paribas (France)	Commercial Bank	2,399,700	129,105,619
Banco Santander SA (Spain)	Retail, Commercial & Private Banking & Asset Management Services	12,087,400	126,750,629
Sumitomo Mitsui Financial Group, Inc. (Japan)	Commercial Bank	2,644,900	74,856,855

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.3% (cont.)
Diversified Banks—7.8% (cont.)
Bank of Ireland (Ireland) (a)	Commercial Bank	41,969,137	$33,813,772
			364,526,875
Diversified Capital Markets—5.9%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	4,104,000	154,299,053
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	9,314,300	123,394,042
			277,693,095
Diversified Chemicals—1.2%
Akzo Nobel NV (Netherlands)	Produces & Markets Chemicals, Coatings & Paints	1,107,500	57,562,246
Diversified Support Services—1.7%
Brambles, Ltd. (Australia)	Provides Pallet & Plastic Container Pooling Services	17,361,400	79,065,079
Electronic Components—1.0%
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	2,223,000	48,460,076
Electronic Equipment & Instruments—0.2%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,056,300	11,429,166
Health Care Equipment—1.0%
Olympus Corp. (Japan)	Optoelectronics Products Manufacturer	1,892,700	44,836,070
Human Resource & Employment Services—2.6%
Adecco SA (Switzerland)	Temporary Employment Services	2,534,600	120,917,636
Industrial Machinery—1.3%
Vallourec SA (France)	Steel Alloy & Tubing Manufacturer	340,161	58,647,919
Investment Banking & Brokerage—3.3%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	36,531,400	154,233,894

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.3% (cont.)
Marine—1.2%
Kuehne + Nagel International AG (Switzerland)	Sea, Land & Rail Freight Transportation Businesses	568,200	$58,489,811
Multi-line Insurance—2.9%
Allianz SE Registered (Germany)	Insurance, Banking & Financial Services	1,352,500	133,861,440
Office Electronics—1.8%
Canon, Inc. (Japan)	Computers & Information	2,295,800	85,563,197
Packaged Foods & Meats—4.0%
Danone (France)	Food Products	2,266,400	121,502,046
Nestle SA (Switzerland)	Food & Beverage Manufacturer	1,329,500	64,106,938
			185,608,984
Pharmaceuticals—3.9%
Novartis AG (Switzerland)	Pharmaceuticals	1,960,500	95,011,912
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	5,140,600	87,291,797
			182,303,709
Publishing—3.9%
Reed Elsevier PLC (United Kingdom)	Publisher & Information Provider	15,714,700	116,521,258
Thomson Reuters Corp. (Canada)	Electronic Information & Solutions Company	1,802,900	64,525,377
			181,046,635
Research & Consulting Services—2.7%
Experian Group, Ltd. (Ireland)	Credit & Marketing Services	9,440,776	82,099,935
Meitec Corp. (Japan)	Software Engineering Services	2,475,100	44,600,220
			126,700,155
Restaurants—1.2%
Sodexo (France)	Food & Facilities Management Services	1,049,700	58,255,052
Security & Alarm Services—2.4%
G4S PLC (United Kingdom)	Security Services	28,183,000	111,738,498

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.3% (cont.)
Semiconductors—4.5%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	2,239,700	$134,492,036
Samsung Electronics Co., Ltd. (South Korea)	Consumer & Industrial Electronic Equipment Manufacturer	118,700	74,450,285
			208,942,321
Soft Drinks—1.5%
Fomento Economico Mexicano S.A.B. de C.V. (Mexico) (b)	Beverage Company	1,657,500	71,521,125
Specialty Chemicals—1.0%
Givaudan SA (Switzerland)	Manufactures & Markets Fragrances	57,300	48,666,757
Specialty Stores—1.9%
Signet Jewelers, Ltd. (United Kingdom) (a)	Jewelry Retailer	3,284,300	90,318,250
Steel—0.9%
ArcelorMittal (Netherlands)	Manufactures Steel	1,618,300	43,405,684
Tobacco—2.3%
Japan Tobacco, Inc. (Japan)	Manufactures & Sells Tobacco, Food, & Pharmaceutical Products	21,200	65,955,199
KT&G Corp. (South Korea)	Produces & Sells Tobacco Products	864,900	42,519,233
			108,474,432
Trading Companies & Distributors—0.6%
Wolseley PLC (United Kingdom) (a)	Distributors of Bathroom Materials & Heating & Plumbing Supplies	1,402,300	27,835,485
Total Common Stocks (Cost: $4,464,198,215)			$4,471,475,670

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—2.9%
Repurchase Agreement—2.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 6/30/2010 due 7/1/2010, repurchase price $138,280,199, collateralized by a Federal National Mortgage Association Bond, with a rate of 2.000%, with a maturity of 12/16/2013, and with a market value plus accrued interest of $141,046,088 (Cost: $138,280,199)	$138,280,199	$138,280,199
Total Short Term Investment (Cost: $138,280,199)		$138,280,199
Total Investments (Cost: $4,602,478,414)—98.2%		4,609,755,869
Foreign Currencies (Cost: $2,877,866)—0.1%		2,882,589
Other Assets In Excess of Liabilities—1.7%		80,792,182
Total Net Assets—100%		$4,693,430,640

  Securities of aggregate value of $4,081,509,839 were valued at a fair value in accordance with procedures established by the Board of Trustees.

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  A portion of security out on loan.

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro, Portfolio Manager

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INT'L SMALL CAP FUND FROM 6/30/00 TO PRESENT (6/30/10) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX18

		Average Annual Total Returns (as of 6/30/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	-9.34%	27.00%	4.88%	10.06%	10.01%
MSCI World ex U.S. Small Cap	-11.12%	15.70%	1.70%	5.56%	N/A
MSCI World ex U.S.	-13.63%	7.03%	1.48%	0.58%	4.23%
Lipper International Small Cap Index[19]	-9.88%	16.84%	3.64%	4.91%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/09 was 1.54%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund declined 9% for the quarter ended June 30, 2010, compared to the MSCI World ex U.S. Small Cap Index, which dropped 11%. For the past 10 years, the Fund has earned an annualized rate of return of 10%, compared to the MSCI World ex U.S. Small Cap Index, which has returned 6% for the same period.

The top performing stock in the portfolio this quarter was Sperian Protection, a global leader in personal protection equipment (such as protective glasses, disposable masks or earmuffs), which returned 71%. At the end of March, the company was the target of an attempted takeover by the British private equity firm Cinven at €70 a share. We emphatically opposed the proposed transaction because we believed it failed to recognize the business's structural improvements over the past few years, as well as the exceptionally dire market conditions in 2009, which significantly affected the company. The situation attracted attention from a couple of trade buyers, including an offer from Honeywell at €117, which we found more appropriate. Given the implied lower relative upside at this level, we sold our position in Sperian to re-deploy proceeds in other, more heavily discounted companies.

Asatsu-DK, the third largest advertising firm in Japan, was the second biggest contributor to performance during the quarter because of improving advertising spending and better economic growth in general. This is a nice change after a mid-teens drop in advertising billings in 2009. In addition to the improving trends, management has taken several actions to grow per share business value. We believe profits should improve due to procurement and staff cost reductions. Furthermore, management repurchased 1% of outstanding shares in the first quarter. This means they have repurchased close to 20% of outstanding shares over the past decade. Even if the economic rebound proves muted or takes longer to occur, we are more than compensated for this by owning Asatsu at these prices. Asatsu's market cap is roughly equal its net cash and securities on its balance sheet, which means that we are getting Asatsu's advertising business for free. It's rare that we are able to own this quality of a company for essentially nothing.

A large detractor from performance for the quarter was Titan Cement, Greece's largest producer of

OAKMARK INTERNATIONAL SMALL CAP FUND

the building material. Titan's stock, like much of the Greek market, came under significant pressure during the second quarter due to increased concerns that government austerity measures would significantly slow the Greek economy. We do believe the austerity measures will slow Greek economic growth, which will result in lower cement consumption and profitability for Titan's Greece-based operations over the next 2-3 years. We have already adjusted our estimate of the company's business value to reflect this situation. That said, we continue to believe that Greece is an attractive cement market in the long term given its duopoly structure. What the market is overlooking is that Titan's operations outside of Greece account for two-thirds of its production capacity. Titan's operations in Egypt and the Balkans are benefitting from rising cement demand and improving pricing trends. In the U.S., Titan's exposure is mostly in Florida where demand is currently near 50-year lows but showing signs of improvement for the first time in nearly 5 years. We expect the earnings for Titan's U.S. operations to improve meaningfully over the next 2-3 years as demand normalizes. With the stock currently trading at 10x depressed earnings and 70% of the estimated replacement cost, Titan represents a compelling value opportunity, and we added to our position during the quarter.

During the quarter we sold our holdings in Britvic, MDS, QinetiQ and USS. We purchased five new names, including Brunel International (Netherlands), a temporary staffing company; Travis Perkins (U.K.), a builders' merchant and DIY retailer; gategroup (Switzerland), the largest independent airline caterer in the world; Bunzl (U.K.), a leading specialist distribution group of non-food consumable products with operations in 24 countries across 4 continents; and Wavin (Netherlands), Europe's leading company in plastic piping systems.

Geographically, our European and U.K. holdings represented approximately 65% of the Fund at the end of the quarter, Pacific Rim holdings accounted for 33%, and Middle Eastern and Latin American holdings constituted 2%.

Global currency fluctuations during the quarter affected the Fund's hedging exposure. We decreased our underlying Swiss franc hedge to 14% and maintained our Japanese yen exposure at 26% and our euro exposure at approximately 11%.

During these turbulent times we again thank you for your patience and support. We remain persistent in our pursuit of finding attractive, undervalued foreign small cap companies with management teams dedicated to building shareholder value to add to the Fund.

David G. Herro, CFA Portfolio Manager oakex@oakmark.com

June 30, 2010

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Global Diversification—June 30, 2010 (Unaudited)

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2010 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—94.1%
Advertising—3.1%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	644,000	$16,396,782
Aegis Group PLC (United Kingdom)	Media Services Provider	8,770,400	13,901,661
			30,298,443
Air Freight & Logistics—3.0%
Freightways, Ltd. (New Zealand)	Express Package Services	7,915,800	15,095,432
Panalpina Welttransport Holding AG (Switzerland) (a)	Freight Shipping & Supply Chain Management Services	187,400	14,762,470
			29,857,902
Airport Services—2.6%
BBA Aviation PLC (United Kingdom)	Flight Support & Aftermarket Services & Systems Provider	9,246,100	25,168,715
Apparel, Accessories & Luxury Goods—1.9%
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	2,575,000	18,403,582
Application Software—1.4%
NSD Co., Ltd. (Japan)	Develops Computer Software	1,188,000	13,474,166
Asset Management & Custody Banks—7.6%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	1,212,000	34,557,252
MLP AG (Germany)	Asset Management	3,293,900	29,291,926
GAM Holding, Ltd. (Switzerland) (a)	Asset Management	983,000	10,622,811
			74,471,989
Auto Parts & Equipment—2.8%
Nifco, Inc (Japan)	Manufactures Synthetic Resinous Fasteners & Plastic Components For Automobiles & Home Electronic Appliances	765,300	15,780,545
Toyota Industries Corp. (Japan)	Assembles Motor Vehicles & Manufactures Automotive Parts	457,400	11,607,015
			27,387,560

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.1% (cont.)
Broadcasting—2.2%
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	17,586,400	$11,419,476
M6 Metropole Television (France)	Television Entertainment Channel Owner & Operator	293,600	5,936,878
Ten Network Holdings, Ltd. (Australia) (a)	Operates Commercial Television Stations	2,731,725	3,654,305
Media Prima Berhad, Warrants (Malaysia) (a)	Film Producer & Sports Promoter	1,058,457	192,892
			21,203,551
Building Products—2.1%
Kaba Holding AG (Switzerland)	Provides Mechanical & Electronic Security Systems	78,900	21,091,664
Computer Hardware—1.2%
Wincor Nixdorf AG (Germany)	Banking Machines & Cash Registers Manufacturer	218,400	12,208,096
Construction & Engineering—0.0%
Wavin NV (Netherlands) (a)	Manufacturers Plastic Pipe Systems	24,700	284,398
Construction & Farm Machinery & Heavy Trucks—1.9%
Bucher Industries AG (Switzerland)	Manufactures Food Processing Machinery, Vehicles, & Hydraulic Components	174,500	18,564,636
Construction Materials—3.2%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	1,650,000	31,028,927
Diversified Support Services—1.0%
gategroup Holding AG (Switzerland) (a)	Airlines Service Provider	301,214	9,478,459

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.1% (cont.)
Drug Retail—4.1%
Sugi Holdings Co., Ltd. (Japan)	Drug Store Operator	1,085,000	$22,044,846
Matsumotokiyoshi Holdings Co., Ltd. (Japan)	Drug Store Operator	825,100	17,653,746
			39,698,592
Electrical Components & Equipment—3.2%
Nexans SA (France)	Manufactures Cables	360,700	21,017,852
Prysmian SpA (Italy)	Develops, Designs, Produces, Supplies & Installs Cable	746,100	10,708,090
			31,725,942
Electronic Components—1.8%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	191,800	17,565,691
Electronic Equipment & Instruments—1.9%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,716,400	18,571,448
Health Care Services—2.6%
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	8,524,500	25,375,255
Health Care Supplies—0.5%
Ansell, Ltd. (Australia)	Manufactures Latex	433,755	4,758,899
Home Entertainment Software—3.3%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	1,732,000	31,903,156
Home Furnishing Retail—2.1%
Fourlis Holdings SA (Greece)	Wholesales Electric & Electronic Appliances	1,707,408	15,036,923
Beter Bed Holding NV (Netherlands)	Bedroom Furniture Retailer	243,970	5,190,995
			20,227,918
Home Improvement Retail—1.9%
Carpetright PLC (United Kingdom)	Carpet Retailer	1,982,596	18,899,542

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.1% (cont.)
Human Resource & Employment Services—3.2%
Pasona Group, Inc. (Japan)	Placement Service Provider	23,842	$15,397,647
Robert Walters PLC (United Kingdom)	International Recruitment Company	2,806,338	7,956,125
Michael Page International PLC (United Kingdom)	Recruitment Consultancy Services	798,800	4,422,265
Brunel International NV (Netherlands)	Recruitment, Temporary Employment, Secondment & Contracting Services	113,252	3,215,286
			30,991,323
Industrial Conglomerates—2.3%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	313,200	17,889,074
Tomkins PLC (United Kingdom)	International Manufacturing	1,340,000	4,500,633
			22,389,707
Industrial Machinery—8.6%
Interpump Group SpA (Italy) (a)	Pump & Piston Manufacturer	5,909,300	29,321,838
Duerr AG (Germany) (a)	Automotive Industry Machinery Manufacturer	691,800	14,515,270
Bobst Group AG (Switzerland) (a)	Manufactures Printing Presses & Packaging Producing Machinery	400,500	13,748,203
GEA Group AG (Germany)	Engineering Services Provider	623,900	12,417,431
Burckhardt Compression Holding AG (Switzerland)	Manufactures Reciprocating Compressors	64,879	11,427,384
Melrose PLC (United Kingdom)	Engineering, Design, Development & Manufacturer of Diversified Specialist Components	708,400	2,209,054

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.1% (cont.)
Industrial Machinery—8.6% (cont.)
Interpump Group
SpA, Warrants
(Italy) (a)	Pump & Piston Manufacturer	1,042,080	$458,751
			84,097,931
Investment Banking & Brokerage—1.4%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	2,057,800	13,696,714
D. Carnegie & Co. AB (Sweden) (a)	Diversified Financials Services	2,314,000	0
			13,696,714
IT Consulting & Other Services—3.4%
Atea ASA (Norway)	Management & IT Consulting Services	3,222,300	18,688,208
Alten, Ltd. (France)	Consulting & Engineering Services	588,910	14,303,103
			32,991,311
Office Electronics—2.4%
Neopost SA (France)	Mailroom Equipment Supplier	321,000	23,244,603
Boewe Systec AG (Germany) (a)	Automated Paper Management Systems Producer	192,413	89,411
			23,334,014
Packaged Foods & Meats—4.9%
Goodman Fielder, Ltd. (Australia)	Produces Food Products	25,185,600	28,393,178
Alaska Milk Corp. (Philippines)	Milk Producer	51,663,600	11,006,515
Binggrae Co., Ltd. (South Korea)	Dairy Products Manufacturer	200,000	8,247,035
			47,646,728
Photographic Products—2.0%
Vitec Group PLC (United Kingdom)	Photo Equipment & Supplies	3,035,979	19,309,463
Publishing—0.1%
Tamedia AG (Switzerland)	TV Broadcasting & Publishing	16,906	1,283,192
Real Estate Services—2.2%
LSL Property Services PLC (United Kingdom)	Residential Property Service Provider	5,915,723	21,566,391

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.1% (cont.)
Research & Consulting Services—1.5%
Bureau Veritas SA (France)	Provides Consulting Services	182,000	$9,857,288
Cision AB (Sweden) (a)	Business & Communication Intelligence	6,278,200	4,615,135
			14,472,423
Soft Drinks—0.3%
Coca-Cola Femsa S.A.B de C.V. (Mexico) (b)	Bottles & Distributes Branded Beverages	49,300	3,085,687
Specialty Chemicals—2.9%
Taiyo Ink Manufacturing Co., Ltd. (Japan)	Manufactures & Sells Resist Inks	685,300	17,927,985
Sika AG (Switzerland)	Manufactures Construction Materials	5,900	10,458,639
			28,386,624
Specialty Stores—1.0%
JJB Sports PLC (United Kingdom) (a)	Sportswear & Sports Equipment Retailer	50,389,541	9,787,315
Systems Software—1.2%
Exact Holding NV (Netherlands)	Develops & Markets Business Software	530,600	12,049,403
Trading Companies & Distributors—1.3%
Rexel SA (France) (a)	Distributes Electrical & Ventilation Equipment	504,100	7,033,991
Travis Perkins PLC (United Kingdom) (a)	Distributes Construction & Building Trade Industires, Timber, Plumbing & Heating Materials	438,700	4,772,244
Bunzl PLC (United Kingdom)	Outsourcing Solutions & Service Oriented Distribution	96,200	963,326
			12,769,561
Total Common Stocks (Cost: $1,039,683,870)			$919,506,318

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—4.5%
Repurchase Agreement—4.5%

Fixed Income Clearing Corp. Repurchase Agreement, 0.00% dated 6/30/2010 due 7/1/2010, repurchase price $44,399,812, collateralized by a Fannie Mae Discount Note, with a rate of 0.000%, with a maturity of 4/26/2011, and with a market value plus accrued interest of $45,290,925 (Cost: $44,399,812)	$44,399,812	$44,399,812
Total Short Term Investment (Cost: $44,399,812)		$44,399,812
Total Investments (Cost: $1,084,083,682)—98.6%		963,906,130
Foreign Currencies (Cost: $659,053)—0.1%		659,522
Other Assets In Excess of Liabilities—1.3%		12,791,353
Total Net Assets—100%		$977,357,005

  Securities of aggregate value of $844,050,095 were valued at a fair value in accordance with procedures established by the Board of Trustees.

(a)  Non income-producing security.

(b)  Represents a Sponsored American Depositary Receipt.

OAKMARK INTERNATIONAL SMALL CAP FUND

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

For a prospectus and more information about The Oakmark Funds, including management fees and expenses and the special risks of investing, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275). Please read the prospectus carefully before investing. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing. This and other information about The Oakmark Funds are contained in the Funds' prospectus.

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

The performance data quoted represents past performance. The performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

Current and future portfolio holdings are subject to risk.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because both Oakmark Select Fund and Oakmark Global Select Fund are non-diversified, the performance of each holding in those Funds will have a greater impact on total return and may make returns more volatile than a more diversified fund.

Oakmark Equity and Income Fund may invest in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities represents risks which in some way may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

  1.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3.  The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

  4.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

THE OAKMARK FUNDS

  5.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

  6.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

  7.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

  8.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  9.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  10.  The Barclays Capital U.S. Government / Credit Bond Index is a benchmark index made up of the Barclays Capital U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

  11.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  12.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

  13.  The EURO STOXX Index is a broad yet liquid subset of the STOXX Europe 600 Index. With a variable number of components, the index represents large, mid and small capitalisation companies of 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

  14.  The IBEX 35 (Iberia Index) is a capitalization-weighted stock market index, comprised of the 35 most liquid Spanish stocks traded in the continuous market, and is the benchmark index for the Bolsa de Madrid, the Madrid stock-exchange.

  15.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  16.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  17.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  18.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  19.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

THE OAKMARK FUNDS

Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with less emphasis on the stock's current price than a value mutual fund would have.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors typically do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" (e.g. "12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
John R. Raitt
Allan J. Reich
Steven S. Rogers
Burton W. Ruder
Peter S. Voss

Officers

John R. Raitt—President and Chief Executive Officer
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
John N. Desmond—Vice President
Richard J. Gorman—Vice President, Chief Compliance
  Officer and Assistant Secretary
Kevin G. Grant—Vice President
David G. Herro—Vice President
John J. Kane—Treasurer
Clyde S. McGregor—Vice President
Michael J. Neary—Vice President
William C. Nygren—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Kristi L. Rowsell—Vice President and Principal Financial
  Officer
Edward A. Studzinski—Vice President
Robert A. Taylor—Vice President
Andrew J. Tedeschi—Assistant Treasurer
Christopher P. Wright—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-8327.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of shares redeemed within 90 days from any Fund other than Oakmark Equity & Income Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: August 2010.